                                                                    Exhibit 99.3

GLOBAL STRUCTURED FINANCE

FFMLT 2005-FF5

SELECTION CRITERIA: ALL RECORDS

1. Credit Score
2. DTI
3. Original Balance
4. Loan Rate
5. Original CLTV
6. State
7. Loan Purpose
8. Documentation
9. Occupancy Status
10. Property Type
11. Prepayment Penalty Term
12. Gross Margin (ARMs)
13. Initial Cap (ARMs)
14. Periodic Cap (ARMs)
15. Maximum Rate (ARMs)
16. Minimum Rate (ARMs)
17. Term to Roll (ARMs)

1. CREDIT SCORE

-----------------------------------------------------------------------------------
                NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                  OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
               MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
CREDIT SCORE     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------

526 - 550           82    $ 12,177,490       1.58%      $148,513    545      76.65%
-----------------------------------------------------------------------------------
551 - 575          232      35,692,504       4.62        153,851    565     78.763
-----------------------------------------------------------------------------------
576 - 600          291      48,268,443       6.25        165,880    589     82.043
-----------------------------------------------------------------------------------
601 - 625          928     157,841,725      20.45        170,093    613     83.983
-----------------------------------------------------------------------------------
626 - 650          855     161,725,122      20.95        189,161    638     83.979
-----------------------------------------------------------------------------------
651 - 675          683     140,507,954       18.2        205,732    662     84.275
-----------------------------------------------------------------------------------
676 - 700          392      90,336,411       11.7        230,459    687       84.9
-----------------------------------------------------------------------------------
701 - 725          230      59,095,519       7.66        256,944    710     84.294
-----------------------------------------------------------------------------------
726 - 750          148      32,391,055        4.2        218,873    737     86.035
-----------------------------------------------------------------------------------
751 - 775           84      23,158,404          3        275,757    763      85.07
-----------------------------------------------------------------------------------
776 - 800           44       9,305,720       1.21        211,499    785     86.109
-----------------------------------------------------------------------------------
801 - 825            6       1,336,691       0.17        222,830    803     89.494
-----------------------------------------------------------------------------------
TOTAL:           3,975    $771,837,038     100.00%      $194,182    651      83.84%
-----------------------------------------------------------------------------------

W.A.: 651
Lowest: 540
Highest: 813

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2. DTI

----------------------------------------------------------------------------------
               NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                 OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
              MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
DTI             LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
----------------------------------------------------------------------------------

0.1 - 10.0         14    $  4,003,599       0.52%      $286,171    670       83.54%
-----------------------------------------------------------------------------------
10.1 - 20.0        96      16,018,130       2.08        166,861    651      81.097
-----------------------------------------------------------------------------------
20.1 - 30.0       402      62,455,145       8.09        155,369    641      81.521
-----------------------------------------------------------------------------------
30.1 - 40.0       880     157,238,000      20.37        178,689    651      83.364
-----------------------------------------------------------------------------------
40.1 - 50.0     1,636     338,506,218      43.86        206,922    652      85.336
-----------------------------------------------------------------------------------
50.1 - 60.0       947     193,615,945      25.09        204,455    651      82.599
-----------------------------------------------------------------------------------
TOTAL:          3,975    $771,837,038     100.00%      $194,182    651       83.84%
-----------------------------------------------------------------------------------

W.A.: 43.39%
Lowest: 1.00%
Highest: 58.00%

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3. ORIGINAL BALANCE

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
ORIGINAL BALANCE      LOANS        BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

50,000 or less           128    $  5,463,781       0.71%      $ 42,691    631        80.51%
--------------------------------------------------------------------------------------------
50,001 - 100,000         798      61,292,451       7.94         76,812    631       84.923
-------------------------------------------------------------------------------------------
100,001 - 150,000        949     118,355,834      15.33        124,722    640       84.645
-------------------------------------------------------------------------------------------
150,001 - 200,000        735     127,508,074      16.52        173,490    645       84.002
-------------------------------------------------------------------------------------------
200,001 - 250,000        414      92,934,286      12.04        224,488    650       83.559
-------------------------------------------------------------------------------------------
250,001 - 300,000        289      79,541,857      10.31        275,260    648       84.166
-------------------------------------------------------------------------------------------
300,001 - 350,000        188      60,980,404        7.9        324,375    658        83.25
-------------------------------------------------------------------------------------------
350,001 - 400,000        152      57,048,634       7.39        375,325    653       84.342
-------------------------------------------------------------------------------------------
400,001 - 450,000        100      42,643,785       5.52        426,448    660       84.013
-------------------------------------------------------------------------------------------
450,001 - 500,000         83      39,410,312       5.11        474,837    652       84.701
-------------------------------------------------------------------------------------------
500,001 or greater       139      86,657,620      11.23        623,449    680       81.572
-------------------------------------------------------------------------------------------
TOTAL:                 3,975    $771,837,038     100.00%      $194,182    651        83.84%
-------------------------------------------------------------------------------------------

Average: $194,181.88
Lowest: $21,150.00
Highest: $1,121,250.00

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4. LOAN RATE

-------------------------------------------------------------------------------------
                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                    OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                 MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
LOAN RATE         LOANS        BALANCE       BALANCE      BALANCE    SCORE     CLTV
-------------------------------------------------------------------------------------

4.501 - 5.000         22    $  5,076,848       0.66%      $230,818    699       78.11%
--------------------------------------------------------------------------------------
5.001 - 5.500        134      37,579,642       4.87        280,461    690      78.927
--------------------------------------------------------------------------------------
5.501 - 6.000        505     132,021,604       17.1        261,436    675      78.421
--------------------------------------------------------------------------------------
6.001 - 6.500        737     163,538,285      21.19        221,905    656       79.39
--------------------------------------------------------------------------------------
6.501 - 7.000        858     170,601,247       22.1        198,846    647      83.274
--------------------------------------------------------------------------------------
7.001 - 7.500        671     117,403,302      15.21        174,975    643      88.327
--------------------------------------------------------------------------------------
7.501 - 8.000        544      81,905,002      10.61        150,571    631      92.015
--------------------------------------------------------------------------------------
8.001 - 8.500        299      40,159,174        5.2        134,318    610      91.924
--------------------------------------------------------------------------------------
8.501 - 9.000        170      20,322,717       2.63        119,559    612      93.943
--------------------------------------------------------------------------------------
9.001 - 9.500         29       2,709,949       0.35         93,449    611      91.967
--------------------------------------------------------------------------------------
9.501 - 10.000         6         519,267       0.07         86,554    612      96.356
--------------------------------------------------------------------------------------
TOTAL:             3,975    $771,837,038     100.00%      $194,182    651       83.84%
--------------------------------------------------------------------------------------

W.A.: 6.784%
Lowest: 4.750%
Highest: 9.875%

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5. ORIGINAL CLTV

---------------------------------------------------------------------------------------
                    NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                      OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                   MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
ORIGINAL CLTV       LOANS        BALANCE       BALANCE      BALANCE    SCORE     CLTV
---------------------------------------------------------------------------------------

60.0 or less           115    $ 17,497,398       2.27%      $152,162    628        49.71%
-----------------------------------------------------------------------------------------
60.1 - 65.0             68      14,964,682       1.94        220,080    628       63.497
-----------------------------------------------------------------------------------------
65.1 - 70.0             60      13,866,516        1.8        231,118    646       68.158
-----------------------------------------------------------------------------------------
70.1 - 75.0            128      29,837,055       3.87        233,110    632       73.841
-----------------------------------------------------------------------------------------
75.1 - 80.0          1,978     394,230,392      51.08        199,315    655       79.841
-----------------------------------------------------------------------------------------
80.1 - 85.0            242      46,925,017       6.08        193,914    615       84.282
-----------------------------------------------------------------------------------------
85.1 - 90.0            463      89,570,489       11.6        193,466    642       89.628
-----------------------------------------------------------------------------------------
90.1 - 95.0            190      37,506,239       4.86        197,414    650       94.417
-----------------------------------------------------------------------------------------
95.1 - 100.0           714     124,260,126       16.1        174,046    666       99.925
-----------------------------------------------------------------------------------------
100.1 or greater        17       3,179,122       0.41        187,037    696      102.976
-----------------------------------------------------------------------------------------
TOTAL:               3,975    $771,837,038     100.00%      $194,182    651        83.84%
-----------------------------------------------------------------------------------------

W.A.: 83.84%
Lowest: 13.00%
Highest: 103.00%

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6. STATE

---------------------------------------------------------------------------------
              NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
             MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
STATE          LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
---------------------------------------------------------------------------------

California      834     $265,365,811      34.38%      $318,194    662      81.15%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

Florida          287      50,701,874       6.57        176,670    649      84.44
---------------------------------------------------------------------------------
Illinois         196      35,112,962       4.55        179,155    641     86.273
---------------------------------------------------------------------------------
Texas            258      31,413,079       4.07        121,764    637     83.239
---------------------------------------------------------------------------------
Michigan         190      28,861,442       3.74        151,912    642     86.969
---------------------------------------------------------------------------------
Other          2,210     360,381,869      46.69        163,078    645     85.302
---------------------------------------------------------------------------------
TOTAL:         3,975    $771,837,038     100.00%      $194,182    651      83.84%
---------------------------------------------------------------------------------

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7. LOAN PURPOSE

-----------------------------------------------------------------------------------
                NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                  OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
               MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
LOAN PURPOSE     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------

PURCH            2,352    $453,813,715      58.80%      $192,955    663      85.17%
-----------------------------------------------------------------------------------
C/O Refi         1,430     285,308,973      36.96        199,529    633     81.875
-----------------------------------------------------------------------------------
R/T Refi           193      32,714,350       4.24        169,513    638     82.617
-----------------------------------------------------------------------------------
TOTAL:           3,975    $771,837,038     100.00%      $194,182    651      83.84%
-----------------------------------------------------------------------------------

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8. DOCUMENTATION

------------------------------------------------------------------------------------
                 NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                   OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
DOCUMENTATION     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------

Full              3,114    $584,880,948      75.78%      $187,830    647      82.52%
------------------------------------------------------------------------------------
Stated              603     111,463,264      14.44        184,861    645     84.625
------------------------------------------------------------------------------------
Stated +            216      66,142,708       8.57        306,240    690     94.599
------------------------------------------------------------------------------------
Limited              42       9,350,118       1.21        222,626    661     81.196
------------------------------------------------------------------------------------
TOTAL:            3,975    $771,837,038     100.00%      $194,182    651      83.84%
------------------------------------------------------------------------------------

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9. OCCUPANCY STATUS

---------------------------------------------------------------------------------------
                    NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                      OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                   MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
OCCUPANCY STATUS     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
---------------------------------------------------------------------------------------

Owner Occupied       3,791    $746,075,351      96.66%      $196,810    650      83.84%
---------------------------------------------------------------------------------------
Investor               163      22,338,548       2.89        137,050    684     83.617
---------------------------------------------------------------------------------------
Second Home             21       3,423,139       0.44        163,140    666     84.852
---------------------------------------------------------------------------------------
TOTAL:               3,975    $771,837,038     100.00%      $194,182    651      83.84%
---------------------------------------------------------------------------------------

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10. PROPERTY TYPE

-----------------------------------------------------------------------------------------------
                            NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                              OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                           MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
PROPERTY TYPE                LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------------

SFR                          2,829    $524,155,547      67.91%      $185,288    647      84.07%
-----------------------------------------------------------------------------------------------
Planned Unit Development       672     145,813,967      18.89        216,992    654     83.883
-----------------------------------------------------------------------------------------------
Condo                          303      58,396,347       7.57        192,744    661     82.764
-----------------------------------------------------------------------------------------------
Units 2-4                      151      37,822,877        4.9        250,501    667     82.529
-----------------------------------------------------------------------------------------------
High Rise Condo                 18       5,477,100       0.71        304,283    675     81.465
-----------------------------------------------------------------------------------------------
Modular                          2         171,200       0.02         85,600    614         80
-----------------------------------------------------------------------------------------------
TOTAL:                       3,975    $771,837,038     100.00%      $194,182    651      83.84%
-----------------------------------------------------------------------------------------------

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11. PREPAYMENT PENALTY TERM

----------------------------------------------------------------------------------------------
                           NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                             OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                          MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
PREPAYMENT PENALTY TERM     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
----------------------------------------------------------------------------------------------

0                             846    $160,119,143     20.75%       $189,279    652      84.81%
----------------------------------------------------------------------------------------------
12-Jan                        170      43,620,689      5.65         256,601    665     83.678
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

13 - 24                     1,833     369,533,122      47.88        201,608    648     83.712
----------------------------------------------------------------------------------------------
25 - 36                     1,126     198,564,084      25.73        176,353    651     83.342
----------------------------------------------------------------------------------------------
TOTAL:                      3,975    $771,837,038     100.00%      $194,182    651      83.84%
----------------------------------------------------------------------------------------------

W.A.: 27 months
Lowest: 12 months
Highest: 36 months

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12. GROSS MARGIN (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
GROSS MARGIN (ARMS)     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

0.01 - 4.00                 2    $    719,812       0.10%      $360,000    711      79.61%
------------------------------------------------------------------------------------------
4.01 - 5.00               445     112,478,411      16.26        252,770    660     77.991
------------------------------------------------------------------------------------------
5.01 - 6.00             1,815     391,431,900       56.6        215,672    650     81.755
------------------------------------------------------------------------------------------
6.01 - 7.00             1,038     173,832,736      25.14        167,480    646     91.936
------------------------------------------------------------------------------------------
7.01 - 8.00               102      12,494,044       1.81        122,494    644     96.382
------------------------------------------------------------------------------------------
8.01 - 9.00                 2         630,000       0.09        315,000    715     99.842
------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,904     100.00%      $203,178    651      83.98%
------------------------------------------------------------------------------------------

W.A.: 5.725%
Lowest: 3.625%
Highest: 8.125%

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13. INITIAL CAP (ARMS)

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
INITIAL CAP (ARMS)     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

1                         23    $  4,611,732       0.67%      $200,534    625      80.07%
-----------------------------------------------------------------------------------------
2                         11       2,789,250        0.4        253,568    670     87.529
-----------------------------------------------------------------------------------------
3                      3,370     684,185,922      98.93        203,031    651     83.993
-----------------------------------------------------------------------------------------
TOTAL:                 3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------------

W.A.: 2.983%
Lowest: 1.000%
Highest: 3.000%

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14. PERIODIC CAP (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
PERIODIC CAP (ARMS)    LOANS        BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

1                       3,404    $691,586,904     100.00%      $203,178    651     83.98%
------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,904     100.00%      $203,178    651     83.98%
------------------------------------------------------------------------------------------

W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

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15. MAXIMUM RATE (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
MAXIMUM RATE (ARMS)    LOANS        BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

13.00 or less           2,066    $471,277,581      68.14%      $228,120    660      80.49%
------------------------------------------------------------------------------------------
13.01 - 14.00             975     171,818,613      24.84        176,233    639     90.878
------------------------------------------------------------------------------------------
14.01 - 15.00             345      46,666,242       6.75        135,274    609     93.356
------------------------------------------------------------------------------------------
15.01 - 16.00              18       1,824,467       0.26        101,363    618     95.621
------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,904     100.00%      $203,178    651      83.98%
------------------------------------------------------------------------------------------

W.A.: 12.729%
Lowest: 6.750%
Highest: 15.875%

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16. MINIMUM RATE (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.      W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
MINIMUM RATE (ARMS)    LOANS        BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

6.00 or less              634    $169,024,143      24.44%      $266,610    679      78.62%
------------------------------------------------------------------------------------------
6.01 - 7.00             1,431     302,150,588      43.69        211,154    649     81.538
------------------------------------------------------------------------------------------
7.01 - 8.00               976     171,921,463      24.86        176,158    638     90.875
------------------------------------------------------------------------------------------
8.01 - 9.00               345      46,666,242       6.75        135,274    609     93.356
------------------------------------------------------------------------------------------
9.01 - 10.00               18       1,824,467       0.26        101,363    618     95.621
------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,904     100.00%      $203,178    651      83.98%
------------------------------------------------------------------------------------------

W.A.: 6.730%
Lowest: 4.750%
Highest: 9.875%

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17. TERM TO ROLL (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
TERM TO ROLL (ARMS)    LOANS        BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

6-Jan                      23    $  4,611,732        0.67%    $200,534     625     80.07%
------------------------------------------------------------------------------------------
12-Jul                     11       2,789,250         0.4      253,568     670    87.529
------------------------------------------------------------------------------------------
19 - 24                 2,477     510,653,994       73.84      206,167     649    84.355
------------------------------------------------------------------------------------------
25 - 30                     4         743,250        0.11      185,813     627    88.022
------------------------------------------------------------------------------------------
31 - 36                   708     132,730,495       19.19      187,482     651     84.15
------------------------------------------------------------------------------------------
37 or greater             181      40,058,183        5.79      221,319     674    78.773
------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,904      100.00%    $203,178     651     83.98%
------------------------------------------------------------------------------------------

W.A.: 28 months
Lowest: 5 months
Highest: 61 months

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Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

FFMLT 2005-FF5
     ARM

SELECTION CRITERIA: NOT INDEX SS 'FIX'

1. Credit Score
2. DTI
3. Original Balance
4. Loan Rate
5. Original CLTV
6. State
7. Loan Purpose
8. Documentation
9. Occupancy Status
10. Property Type
11. Prepayment Penalty Term
12. Gross Margin (ARMs)
13. Initial Cap (ARMs)
14. Periodic Cap (ARMs)
15. Maximum Rate (ARMs)
16. Minimum Rate (ARMs)
17. Term to Roll (ARMs)

1. CREDIT SCORE

-----------------------------------------------------------------------------------
                NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                  OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
               MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
CREDIT SCORE     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------

526 - 550           62    $  9,759,395       1.41%      $157,418    545      78.33%
-----------------------------------------------------------------------------------
551 - 575          199      31,307,744       4.53        157,330    565     79.398
-----------------------------------------------------------------------------------
576 - 600          248      43,889,566       6.35        176,983    589     82.453
-----------------------------------------------------------------------------------
601 - 625          821     145,483,079      21.04        177,207    613     83.795
-----------------------------------------------------------------------------------
626 - 650          727     144,532,002       20.9        198,816    638     84.037
-----------------------------------------------------------------------------------
651 - 675          562     121,479,932      17.57        216,165    662     84.548
-----------------------------------------------------------------------------------
676 - 700          336      81,284,871      11.75        241,928    688     85.137
-----------------------------------------------------------------------------------
701 - 725          206      55,075,181       7.96        267,359    710     84.638
-----------------------------------------------------------------------------------
726 - 750          124      27,422,385       3.97        221,160    737      85.51
-----------------------------------------------------------------------------------
751 - 775           73      20,961,393       3.03        287,208    763     84.628
-----------------------------------------------------------------------------------
776 - 800           40       9,054,663       1.31        226,369    785     86.468
-----------------------------------------------------------------------------------
801 - 825            6       1,336,691       0.19        222,830    803     89.494
-----------------------------------------------------------------------------------
TOTAL:           3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------

W.A.: 651
Lowest: 540
Highest: 813

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2. DTI

-----------------------------------------------------------------------------------
                NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                  OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
               MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
DTI             LOANS        BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------

0.1 - 10.0          12    $  3,850,727       0.56%      $321,117    672      83.76%
-----------------------------------------------------------------------------------
10.1 - 20.0         76      14,444,894        2.09       190,071    653     81.562
-----------------------------------------------------------------------------------
20.1 - 30.0        313      51,438,314        7.44       164,347    640     81.633
-----------------------------------------------------------------------------------
30.1 - 40.0        721     133,658,537       19.33       185,390    651     83.871
-----------------------------------------------------------------------------------
40.1 - 50.0      1,430     308,695,469       44.64       215,881    652     85.348
-----------------------------------------------------------------------------------
50.1 - 60.0        852     179,498,962       25.95       210,682    651     82.583
-----------------------------------------------------------------------------------
TOTAL:           3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------

W.A.: 43.66%
Lowest: 2.00%
Highest: 58.00%

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3. ORIGINAL BALANCE

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
ORIGINAL BALANCE       LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

50,000 or less            73    $  3,116,219       0.45%      $ 42,690    626      83.00%
-----------------------------------------------------------------------------------------
50,001 - 100,000         600      46,277,135       6.69         77,132    631     85.517
-----------------------------------------------------------------------------------------
100,001 - 150,000        809     100,870,844      14.59        124,691    639     84.811
-----------------------------------------------------------------------------------------
150,001 - 200,000        658     114,354,332      16.54        173,800    645     84.038
-----------------------------------------------------------------------------------------
200,001 - 250,000        374      84,125,258      12.16        224,942    650     83.824
-----------------------------------------------------------------------------------------
250,001 - 300,000        271      74,657,021       10.8        275,517    648       84.4
-----------------------------------------------------------------------------------------
300,001 - 350,000        181      58,771,834        8.5        324,718    657     83.352
-----------------------------------------------------------------------------------------
350,001 - 400,000        137      51,380,664       7.43        375,047    652     84.561
-----------------------------------------------------------------------------------------
400,001 - 450,000         94      40,124,614        5.8        426,865    658     83.823
-----------------------------------------------------------------------------------------
450,001 - 500,000         75      35,549,881       5.14        474,009    651      84.72
-----------------------------------------------------------------------------------------
500,001 or greater       132      82,359,101      11.91        623,943    679     81.683
-----------------------------------------------------------------------------------------
TOTAL:                 3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------------

Average: $203,177.56
Lowest: $30,000.00
Highest: $1,121,250.00

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4. LOAN RATE

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
LOAN RATE              LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

4.501 - 5.000             22    $  5,076,848       0.73%      $230,818    699      78.11%
-----------------------------------------------------------------------------------------
5.001 - 5.500            129      36,318,042       5.25        281,551    690     79.153
-----------------------------------------------------------------------------------------
5.501 - 6.000            483     127,629,253      18.45        264,249    675      78.49
-----------------------------------------------------------------------------------------
6.001 - 6.500            673     150,083,837       21.7        223,015    654     79.616
-----------------------------------------------------------------------------------------
6.501 - 7.000            758     152,066,751      21.99        200,624    644     83.435
-----------------------------------------------------------------------------------------
7.001 - 7.500            550     102,621,884      14.84        186,592    643     89.384
-----------------------------------------------------------------------------------------
7.501 - 8.000            426      69,299,579      10.02        162,686    631     93.083
-----------------------------------------------------------------------------------------
8.001 - 8.500            220      30,686,443       4.44        139,489    609     92.827
-----------------------------------------------------------------------------------------
8.501 - 9.000            125      15,979,799       2.31        127,856    608     94.372
-----------------------------------------------------------------------------------------
9.001 - 9.500             13       1,471,200       0.21        113,169    618     95.493
-----------------------------------------------------------------------------------------
9.501 - 10.000             5         353,267       0.05         70,665    616      96.15
-----------------------------------------------------------------------------------------
TOTAL:                 3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------------

W.A.: 6.730%
Lowest: 4.750%
Highest: 9.875%

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5. ORIGINAL CLTV

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
ORIGINAL CLTV          LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

60.0 or less              73    $ 13,045,837       1.89%      $178,716    628      49.14%
-----------------------------------------------------------------------------------------
60.1 - 65.0               53      12,498,577       1.81        235,835    626     63.533
-----------------------------------------------------------------------------------------
65.1 - 70.0               49      12,581,100       1.82        256,768    644     68.154
-----------------------------------------------------------------------------------------
70.1 - 75.0               90      23,911,894       3.46        265,697    638     73.912
-----------------------------------------------------------------------------------------
75.1 - 80.0            1,758     361,091,274      52.21        205,406    655     79.858
-----------------------------------------------------------------------------------------
80.1 - 85.0              213      42,727,891       6.18        200,610    612      84.29
-----------------------------------------------------------------------------------------
85.1 - 90.0              386      77,436,342       11.2        200,620    640     89.638
-----------------------------------------------------------------------------------------
90.1 - 95.0              162      33,615,736       4.86        207,516    647     94.406
-----------------------------------------------------------------------------------------
95.1 - 100.0             606     112,023,447       16.2        184,869    668      99.93
-----------------------------------------------------------------------------------------
100.1 or greater          14       2,654,805       0.38        189,666    700    102.974
-----------------------------------------------------------------------------------------
TOTAL:                 3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------------

W.A.: 83.98%
Lowest: 13.00%
Highest: 103.00%

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6. STATE

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
STATE                  LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

California             780      $252,005,764      36.44%      $323,093    661      81.32%
-----------------------------------------------------------------------------------------
Florida                244        43,787,054       6.33        179,464    651     85.662
-----------------------------------------------------------------------------------------
Illinois               153        28,860,322       4.17        188,635    642     87.135
-----------------------------------------------------------------------------------------
Michigan               180        27,431,692       3.97        152,409    643     87.536
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Minnesota                127      26,064,409       3.77        205,242    645     86.862
-----------------------------------------------------------------------------------------
Other                  1,920     313,437,663      45.32        163,257    644     85.043
-----------------------------------------------------------------------------------------
TOTAL:                 3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------------

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7. LOAN PURPOSE

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
LOAN PURPOSE           LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

PURCH                  2,134    $426,969,345      61.74%      $200,086    663      85.00%
-----------------------------------------------------------------------------------------
C/O Refi               1,126     239,697,066      34.66        212,887    631     82.285
-----------------------------------------------------------------------------------------
R/T Refi                 144      24,920,493        3.6        173,067    634     82.783
-----------------------------------------------------------------------------------------
TOTAL:                 3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------------

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8. DOCUMENTATION

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
DOCUMENTATION          LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

Full                   2,712    $530,773,863      76.75%      $195,720    647      82.47%
-----------------------------------------------------------------------------------------
Stated                   452      88,783,526      12.84        196,436    644     85.699
-----------------------------------------------------------------------------------------
Stated +                 203      63,319,939       9.16        311,944    689     94.567
-----------------------------------------------------------------------------------------
Limited                   37       8,709,575       1.26        235,397    661     81.475
-----------------------------------------------------------------------------------------
TOTAL:                 3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------------

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9. OCCUPANCY STATUS

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
OCCUPANCY STATUS       LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

Owner Occupied         3,253    $668,591,787      96.68%      $205,539    650      83.97%
-----------------------------------------------------------------------------------------
Investor                 132      19,689,453       2.85        149,167    685      84.07
-----------------------------------------------------------------------------------------
Second Home               19       3,305,664       0.48        174,129    667     85.721
-----------------------------------------------------------------------------------------
TOTAL:                 3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------------

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10. PROPERTY TYPE

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
PROPERTY TYPE          LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

SFR                    2,370    $460,889,546      66.64%      $194,476    647      84.22%
-----------------------------------------------------------------------------------------
Planned Unit
   Development           613     137,237,108      19.84        223,885    655      84.01
-----------------------------------------------------------------------------------------
Condo                    280      55,285,185       7.99        197,464    661     83.023
-----------------------------------------------------------------------------------------
Units 2-4                123      32,758,915       4.74        266,350    666     82.626
-----------------------------------------------------------------------------------------
High Rise Condo           16       5,244,950       0.76        327,809    676     81.325
-----------------------------------------------------------------------------------------
Modular                    2         171,200       0.02         85,600    614         80
-----------------------------------------------------------------------------------------
TOTAL:                 3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------------

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11. PREPAYMENT PENALTY TERM

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
PREPAYMENT PENALTY   MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
TERM                   LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

0                        655    $133,089,074      19.24%      $203,200    654      85.14%
-----------------------------------------------------------------------------------------
12-Jan                   154      40,856,169       5.91        265,309    666     83.645
-----------------------------------------------------------------------------------------
13 - 24                1,822     368,261,268      53.25        202,127    648     83.693
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

25 - 36                       773     149,380,393       21.6        193,256    651     83.753
----------------------------------------------------------------------------------------------
TOTAL:                      3,404    $691,586,904     100.00%      $203,178    651      83.98%
----------------------------------------------------------------------------------------------

W.A.: 26 months
Lowest: 12 months
Highest: 36 months

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12. GROSS MARGIN (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
GROSS MARGIN (ARMS)     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

0.01 - 4.00                 2    $    719,812       0.10%      $360,000    711      79.61%
------------------------------------------------------------------------------------------
4.01 - 5.00               445     112,478,411      16.26        252,770    660     77.991
------------------------------------------------------------------------------------------
5.01 - 6.00             1,815     391,431,900       56.6        215,672    650     81.755
------------------------------------------------------------------------------------------
6.01 - 7.00             1,038     173,832,736      25.14        167,480    646     91.936
------------------------------------------------------------------------------------------
7.01 - 8.00               102      12,494,044       1.81        122,494    644     96.382
------------------------------------------------------------------------------------------
8.01 - 9.00                 2         630,000       0.09        315,000    715     99.842
------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,904     100.00%      $203,178    651      83.98%
------------------------------------------------------------------------------------------

W.A.: 5.725%
Lowest: 3.625%
Highest: 8.125%

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13. INITIAL CAP (ARMS)

-----------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                        OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
INITIAL CAP (ARMS)     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------

1                         23    $  4,611,732       0.67%      $200,534    625      80.07%
-----------------------------------------------------------------------------------------
2                         11       2,789,250        0.4        253,568    670     87.529
-----------------------------------------------------------------------------------------
3                      3,370     684,185,922      98.93        203,031    651     83.993
-----------------------------------------------------------------------------------------
TOTAL:                 3,404    $691,586,904     100.00%      $203,178    651      83.98%
-----------------------------------------------------------------------------------------

W.A.: 2.983%
Lowest: 1.000%
Highest: 3.000%

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14. PERIODIC CAP (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
PERIODIC CAP (ARMS)     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

1                       3,404    $691,586,904     100.00%      $203,178    651     83.98%
------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,904     100.00%      $203,178    651     83.98%
------------------------------------------------------------------------------------------

W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

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15. MAXIMUM RATE (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
MAXIMUM RATE (ARMS)     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

13.00 or less           2,066    $471,277,581      68.14%      $228,120    660      80.49%
------------------------------------------------------------------------------------------
13.01 - 14.00             975     171,818,613      24.84        176,233    639     90.878
------------------------------------------------------------------------------------------
14.01 - 15.00             345      46,666,242       6.75        135,274    609     93.356
------------------------------------------------------------------------------------------
15.01 - 16.00              18       1,824,467       0.26        101,363    618     95.621
------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,904     100.00%      $203,178    651      83.98%
------------------------------------------------------------------------------------------

W.A.: 12.729%
Lowest: 6.750%
Highest: 15.875%

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16. MINIMUM RATE (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
MINIMUM RATE (ARMS)     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

6.00 or less              634    $169,024,143      24.44%      $266,610    679      78.62%
------------------------------------------------------------------------------------------
6.01 - 7.00             1,431     302,150,588      43.69        211,154    649     81.538
------------------------------------------------------------------------------------------
7.01 - 8.00               976     171,921,463      24.86        176,158    638     90.875
------------------------------------------------------------------------------------------
8.01 - 9.00               345      46,666,242       6.75        135,274    609     93.356
------------------------------------------------------------------------------------------
9.01 - 10.00               18       1,824,467       0.26        101,363    618     95.621
------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,904     100.00%      $203,178    651      83.98%
------------------------------------------------------------------------------------------

W.A.: 6.730%
Lowest: 4.750%
Highest: 9.875%

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17. TERM TO ROLL (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
TERM TO ROLL (ARMS)     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

6-Jan                      23    $  4,611,732       0.67%      $200,534    625      80.07%
------------------------------------------------------------------------------------------
12-Jul                     11       2,789,250        0.4        253,568    670     87.529
------------------------------------------------------------------------------------------
19 - 24                 2,477     510,653,994      73.84        206,167    649     84.355
------------------------------------------------------------------------------------------
25 - 30                     4         743,250       0.11        185,813    627     88.022
------------------------------------------------------------------------------------------
31 - 36                   708     132,730,495      19.19        187,482    651      84.15
------------------------------------------------------------------------------------------
37 or greater             181      40,058,183       5.79        221,319    674     78.773
------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,904     100.00%      $203,178    651      83.98%
------------------------------------------------------------------------------------------

W.A.: 28 months
Lowest: 5 months
Highest: 61 months

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Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

FFMLT 2005-FF5
FIX

SELECTION CRITERIA: INDEX SS 'FIX'

1. Credit Score
2. DTI
3. Original Balance
4. Loan Rate
5. Original CLTV
6. State
7. Loan Purpose
8. Documentation
9. Occupancy Status
10. Property Type
11. Prepayment Penalty Term
12. Gross Margin (ARMs)
13. Initial Cap (ARMs)
14. Periodic Cap (ARMs)
15. Maximum Rate (ARMs)
16. Minimum Rate (ARMs)
17. Term to Roll (ARMs)

1. CREDIT SCORE

-------------------------------------------------------------------------------
             NUMBER     AGGREGATE     AGGREGATE     AVERAGE
               OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
CREDIT      MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
SCORE         LOANS      BALANCE       BALANCE      BALANCE    SCORE     CLTV
-------------------------------------------------------------------------------
526 - 550       20     $ 2,418,094       3.01%      $120,909    545      69.87%
-------------------------------------------------------------------------------
551 - 575       33       4,384,760       5.46        132,873    565     74.227
-------------------------------------------------------------------------------
576 - 600       43       4,378,877       5.46        101,840    588     77.934
-------------------------------------------------------------------------------
601 - 625      107      12,358,645       15.4        115,508    612     86.197
-------------------------------------------------------------------------------
626 - 650      128      17,193,119      21.42        134,328    640     83.488
-------------------------------------------------------------------------------
651 - 675      121      19,028,022      23.71        157,274    664     82.529
-------------------------------------------------------------------------------
676 - 700       56       9,051,540      11.28        161,645    684      82.77
-------------------------------------------------------------------------------
701 - 725       24       4,020,339       5.01        167,543    708     79.586
-------------------------------------------------------------------------------
726 - 750       24       4,968,670       6.19        207,055    737     88.929
-------------------------------------------------------------------------------
751 - 775       11       2,197,010       2.74        199,763    764     89.281
-------------------------------------------------------------------------------
776 - 800        4         251,057       0.31         62,800    782      73.18
-------------------------------------------------------------------------------
TOTAL:         571     $80,250,134     100.00%      $140,554    650      82.65%
-------------------------------------------------------------------------------

W.A.: 650
Lowest: 540
Highest: 787

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2. DTI

---------------------------------------------------------------------------------
               NUMBER     AGGREGATE     AGGREGATE     AVERAGE
                 OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
              MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
DTI             LOANS      BALANCE       BALANCE      BALANCE    SCORE     CLTV
---------------------------------------------------------------------------------

0.1 - 10.0         2     $   152,872       0.19%      $ 76,500    627      78.22%
---------------------------------------------------------------------------------
10.1 - 20.0       20       1,573,236       1.96         78,662    636     76.829
---------------------------------------------------------------------------------
20.1 - 30.0       89      11,016,831      13.73        123,793    647     80.999
---------------------------------------------------------------------------------
30.1 - 40.0      159      23,579,463      29.38        148,303    645     80.487
---------------------------------------------------------------------------------
40.1 - 50.0      206      29,810,749      37.15        144,732    653     85.215
---------------------------------------------------------------------------------
50.1 - 60.0       95      14,116,983      17.59        148,608    656     82.803
---------------------------------------------------------------------------------
TOTAL:           571     $80,250,134     100.00%      $140,554    650      82.65%
---------------------------------------------------------------------------------

W.A.: 41.09%
Lowest: 1.00%
Highest: 55.00%

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3. ORIGINAL BALANCE

----------------------------------------------------------------------------------------
                      NUMBER     AGGREGATE     AGGREGATE     AVERAGE
                        OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                     MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
ORIGINAL BALANCE       LOANS      BALANCE       BALANCE      BALANCE    Score     CLTV
----------------------------------------------------------------------------------------

50,000 or less           55     $ 2,347,562       2.93%      $ 42,693    639      77.20%
----------------------------------------------------------------------------------------
50,001 - 100,000        198      15,015,316      18.71         75,841    631     83.093
----------------------------------------------------------------------------------------
100,001 - 150,000       140      17,484,990      21.79        124,905    643      83.69
----------------------------------------------------------------------------------------
150,001 - 200,000        77      13,153,742      16.39        170,842    651     83.694
----------------------------------------------------------------------------------------
200,001 - 250,000        40       8,809,028      10.98        220,242    653     81.027
----------------------------------------------------------------------------------------
250,001 - 300,000        18       4,884,836       6.09        271,392    644     80.603
----------------------------------------------------------------------------------------
300,001 - 350,000         7       2,208,570       2.75        315,510    681     80.536
----------------------------------------------------------------------------------------
350,001 - 400,000        15       5,667,970       7.06        377,865    661     82.355
----------------------------------------------------------------------------------------
400,001 - 450,000         6       2,519,171       3.14        419,920    685     87.042
----------------------------------------------------------------------------------------
450,001 - 500,000         8       3,860,431       4.81        482,606    657      84.53
----------------------------------------------------------------------------------------
500,001 or greater        7       4,298,519       5.36        614,129    690      79.43
----------------------------------------------------------------------------------------
TOTAL:                  571     $80,250,134     100.00%      $140,554    650      82.65%
----------------------------------------------------------------------------------------

Average: $140,554.41
Lowest: $21,150.00
Highest: $850,000.00

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4. LOAN RATE

------------------------------------------------------------------------------------
                  NUMBER     AGGREGATE     AGGREGATE     AVERAGE
                    OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                 MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
LOAN RATE          LOANS      BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------

5.001 - 5.500         5     $ 1,261,600       1.57%      $252,320    674      72.42%
------------------------------------------------------------------------------------
5.501 - 6.000        22       4,392,351       5.47        199,679    679     76.403
------------------------------------------------------------------------------------
6.001 - 6.500        64      13,454,448      16.77        210,235    673      76.87
------------------------------------------------------------------------------------
6.501 - 7.000       100      18,534,496       23.1        185,368    674      81.96
------------------------------------------------------------------------------------
7.001 - 7.500       121      14,781,418      18.42        122,171    638     80.988
------------------------------------------------------------------------------------
7.501 - 8.000       118      12,605,423      15.71        106,833    632     86.146
------------------------------------------------------------------------------------
8.001 - 8.500        79       9,472,731       11.8        119,915    614     88.998
------------------------------------------------------------------------------------
8.501 - 9.000        45       4,342,917       5.41         96,514    626     92.366
------------------------------------------------------------------------------------
9.001 - 9.500        16       1,238,749       1.54         77,426    602     87.779
------------------------------------------------------------------------------------
9.501 - 10.000        1         166,000       0.21        166,000    602     96.793
------------------------------------------------------------------------------------
TOTAL:              571     $80,250,134     100.00%      $140,554    650      82.65%
------------------------------------------------------------------------------------

W.A.: 7.250%
Lowest: 5.125%
Highest: 9.750%

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5. ORIGINAL CLTV

--------------------------------------------------------------------------------------
                    NUMBER     AGGREGATE     AGGREGATE     AVERAGE
                      OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                   MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
ORIGINAL CLTV        LOANS      BALANCE       BALANCE      BALANCE    SCORE     CLTV
--------------------------------------------------------------------------------------

60.0 or less           42     $ 4,451,562       5.55%      $106,007    627       51.41%
--------------------------------------------------------------------------------------
60.1 - 65.0            15       2,466,105       3.07        164,412    636      63.313
--------------------------------------------------------------------------------------
65.1 - 70.0            11       1,285,416        1.6        116,856    665      68.196
--------------------------------------------------------------------------------------
70.1 - 75.0            38       5,925,161       7.38        155,931    611      73.554
--------------------------------------------------------------------------------------
75.1 - 80.0           220      33,139,118      41.29        150,642    653      79.655
--------------------------------------------------------------------------------------
80.1 - 85.0            29       4,197,126       5.23        144,737    644        84.2
--------------------------------------------------------------------------------------
85.1 - 90.0            77      12,134,146      15.12        157,603    657      89.565
--------------------------------------------------------------------------------------
90.1 - 95.0            28       3,890,504       4.85        138,970    672      94.506
--------------------------------------------------------------------------------------
95.1 - 100.0          108      12,236,679      15.25        113,312    657      99.884
--------------------------------------------------------------------------------------
100.1 or greater        3         524,317       0.65        174,772    676     102.987
--------------------------------------------------------------------------------------
TOTAL:                571     $80,250,134     100.00%      $140,554    650       82.65%
--------------------------------------------------------------------------------------

W.A.: 82.65%
Lowest: 26.06%
Highest: 103.00%

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6. STATE

--------------------------------------------------------------------------------
              NUMBER     AGGREGATE     AGGREGATE     AVERAGE
                OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
             MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
STATE          LOANS      BALANCE       BALANCE      BALANCE    SCORE     CLTV
--------------------------------------------------------------------------------

California       54     $13,360,048      16.65%      $247,432    673      78.01%
--------------------------------------------------------------------------------
Texas            95      10,418,155      12.98        109,678    636     84.234
--------------------------------------------------------------------------------
Florida          43       6,914,820       8.62        160,814    637     76.705
--------------------------------------------------------------------------------
Illinois         43       6,252,640       7.79        145,425    633     82.297
--------------------------------------------------------------------------------
New York         24       5,111,511       6.37        212,994    670     84.176
--------------------------------------------------------------------------------
Other           312      38,192,961      47.59        122,422    648      84.76
--------------------------------------------------------------------------------
TOTAL:          571     $80,250,134     100.00%      $140,554    650      82.65%
--------------------------------------------------------------------------------

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7. LOAN PURPOSE

----------------------------------------------------------------------------------
                NUMBER     AGGREGATE     AGGREGATE     AVERAGE
                  OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
               MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
LOAN PURPOSE     LOANS      BALANCE       BALANCE      BALANCE    SCORE     CLTV
----------------------------------------------------------------------------------

C/O Refi          304     $45,611,907      56.84%      $150,053    644      79.72%
----------------------------------------------------------------------------------
PURCH             218      26,844,369      33.45        123,147    660     87.775
----------------------------------------------------------------------------------
R/T Refi           49       7,793,857       9.71        159,066    651     82.087
----------------------------------------------------------------------------------
TOTAL:            571     $80,250,134     100.00%      $140,554    650      82.65%
----------------------------------------------------------------------------------

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8. DOCUMENTATION

-----------------------------------------------------------------------------------
                 NUMBER     AGGREGATE     AGGREGATE     AVERAGE
                   OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
DOCUMENTATION     LOANS      BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------

Full               402     $54,107,085      67.42%      $134,604    648      82.98%
-----------------------------------------------------------------------------------
Stated             151      22,679,738      28.26        150,211    646     80.421
-----------------------------------------------------------------------------------
Stated +            13       2,822,768       3.52        217,171    712     95.318
-----------------------------------------------------------------------------------
Limited              5         640,543        0.8        128,120    665     77.394
-----------------------------------------------------------------------------------
TOTAL:             571     $80,250,134     100.00%      $140,554    650      82.65%
-----------------------------------------------------------------------------------

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9. OCCUPANCY STATUS

--------------------------------------------------------------------------------------
                    NUMBER     AGGREGATE     AGGREGATE     AVERAGE
                      OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                   MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
OCCUPANCY STATUS     LOANS      BALANCE       BALANCE      BALANCE    SCORE     CLTV
--------------------------------------------------------------------------------------

Owner Occupied        538     $77,483,564      96.55%      $144,033    649      82.76%
--------------------------------------------------------------------------------------
Investor               31       2,649,096        3.3         85,456    678     80.247
--------------------------------------------------------------------------------------
Second Home             2         117,474       0.15         58,750    635     60.396
--------------------------------------------------------------------------------------
TOTAL:                571     $80,250,134     100.00%      $140,554    650      82.65%
--------------------------------------------------------------------------------------

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10. PROPERTY TYPE

------------------------------------------------------------------------------------
                  NUMBER     AGGREGATE     AGGREGATE     AVERAGE
                    OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                 MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
PROPERTY TYPE      LOANS      BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------

SFR                 459     $63,266,000      78.84%      $137,845    648      83.03%
------------------------------------------------------------------------------------
Planned Unit
   Development       59       8,576,860      10.69        145,381    640     81.847
------------------------------------------------------------------------------------
Units 2-4            28       5,063,963       6.31        180,880    675     81.898
------------------------------------------------------------------------------------
Condo                23       3,111,161       3.88        135,272    666     78.171
------------------------------------------------------------------------------------
High Rise Condo       2         232,150       0.29        116,075    656     84.614
------------------------------------------------------------------------------------
TOTAL:              571     $80,250,134     100.00%      $140,554    650      82.65%
------------------------------------------------------------------------------------

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11. PREPAYMENT PENALTY TERM

----------------------------------------------------------------------------------
                NUMBER     AGGREGATE     AGGREGATE     AVERAGE
                  OF      STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
PREPAYMENT     MORTGAGE     CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
PENALTY TERM     LOANS      BALANCE       BALANCE      BALANCE    SCORE     CLTV
----------------------------------------------------------------------------------

0                 191     $27,030,069      33.68%      $141,536    646      83.18%
----------------------------------------------------------------------------------
12-Jan             16       2,764,520       3.44        172,783    654     84.165
----------------------------------------------------------------------------------
13 - 24            11       1,271,854       1.58        115,623    647     89.239
----------------------------------------------------------------------------------
25 - 36           353      49,183,691      61.29        139,339    652     82.096
----------------------------------------------------------------------------------
TOTAL:            571     $80,250,134     100.00%      $140,554    650      82.65%
----------------------------------------------------------------------------------

W.A.: 34 months
Lowest: 12 months
Highest: 36 months

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12. GROSS MARGIN (ARMS)

     Top

13. INITIAL CAP (ARMS)

     Top

14. PERIODIC CAP (ARMS)

     Top

15. MAXIMUM RATE (ARMS)

     Top

16. MINIMUM RATE (ARMS)

     Top

17. TERM TO ROLL (ARMS)

     Top

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

FMLT 2005-FF5
GROUP 1 LOANS

SELECTION CRITERIA: FHLMCCONF SS 'Y'

1. Credit Score
2. DTI
3. Original Balance
4. Loan Rate
5. Original CLTV
6. State
7. Loan Purpose
8. Documentation
9. Occupancy Status
10. Property Type
11. Prepayment Penalty Term
12. Gross Margin (ARMs)
13. Initial Cap (ARMs)
14. Periodic Cap (ARMs)
15. Maximum Rate (ARMs)
16. Minimum Rate (ARMs)
17. Term to Roll (ARMs)

1. CREDIT SCORE

-----------------------------------------------------------------------------------
                NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                  OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
               MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
CREDIT SCORE     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------

526 - 550           73    $  9,308,197       2.55%      $127,516    545     75.30%
-----------------------------------------------------------------------------------
551 - 575          212      29,412,350       8.05        138,742    565     78.59
-----------------------------------------------------------------------------------
576 - 600          247      33,875,004       9.27        137,153    589     81.44
-----------------------------------------------------------------------------------
601 - 625          710      94,277,711      25.81        132,791    613     84.24
-----------------------------------------------------------------------------------
626 - 650          576      75,066,310      20.55        130,333    638     84.78
-----------------------------------------------------------------------------------
651 - 675          429      59,866,780      16.39        139,559    662     85.29
-----------------------------------------------------------------------------------
676 - 700          213      30,038,105       8.22        141,033    687      85.8
-----------------------------------------------------------------------------------
701 - 725          108      15,426,274       4.22        142,846    711     84.38
-----------------------------------------------------------------------------------
726 - 750           75       9,770,115       2.67        130,272    737     84.86
-----------------------------------------------------------------------------------
751 - 775           36       5,404,428       1.48        150,234    761      79.1
-----------------------------------------------------------------------------------
776 - 800           23       2,595,032       0.71        112,835    785     83.75
-----------------------------------------------------------------------------------
801 - 825            2         256,780       0.07        128,390    807     89.54
-----------------------------------------------------------------------------------
TOTAL:           2,704    $365,297,086     100.00%      $135,104    635     83.66%
-----------------------------------------------------------------------------------

W.A.: 635
Lowest: 21150
Highest: 813

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2. DTI

----------------------------------------------------------------------------------
               NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                 OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
              MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
DTI             LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
----------------------------------------------------------------------------------

0.1 - 10.0          6    $    966,699       0.26%      $161,583    679     83.16%
----------------------------------------------------------------------------------
10.1 - 20.0        74       8,155,744       2.23        110,220    640     80.28
----------------------------------------------------------------------------------
20.1 - 30.0       329      39,441,010       10.8        119,889    631     81.16
----------------------------------------------------------------------------------
30.1 - 40.0       659      85,903,806      23.52        130,363    637     83.31
----------------------------------------------------------------------------------
40.1 - 50.0     1,052     148,208,629      40.57        140,893    633     84.65
----------------------------------------------------------------------------------
50.1 - 60.0       584      82,621,198      22.62        141,478    638     83.77
----------------------------------------------------------------------------------
TOTAL:          2,704    $365,297,086     100.00%      $135,104    635     83.66%
----------------------------------------------------------------------------------

W.A.: 42.26%
Lowest: 1.00%
Highest: 58.00%

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3. ORIGINAL BALANCE

----------------------------------------------------------------------------------------
                     NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                       OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                    MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
ORIGINAL BALANCE      LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
----------------------------------------------------------------------------------------

50,000 or less          128    $  5,463,781       1.50%      $ 42,691    631     80.51%
----------------------------------------------------------------------------------------
50,001 - 100,000        796      61,138,466      16.74         76,811    631     84.88
----------------------------------------------------------------------------------------
100,001 - 150,000       946     117,983,384       32.3        124,724    640     84.59
----------------------------------------------------------------------------------------
150,001 - 200,000       400      68,133,647      18.65        170,348    633     83.31
----------------------------------------------------------------------------------------
200,001 - 250,000       214      47,870,636       13.1        223,707    638     81.85
----------------------------------------------------------------------------------------
250,001 - 300,000       137      37,550,825      10.28        274,129    632     83.14
----------------------------------------------------------------------------------------
300,001 - 350,000        76      24,666,428       6.75        324,575    632     81.98
----------------------------------------------------------------------------------------
350,001 - 400,000         7       2,489,921       0.68        355,714    613     85.07
----------------------------------------------------------------------------------------
TOTAL:                2,704    $365,297,086     100.00%      $135,104    635     83.66%
----------------------------------------------------------------------------------------

Average: $135,104.02
Lowest: $21,150.00
Highest: $359,000.00

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4. LOAN RATE

-------------------------------------------------------------------------------------
                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                    OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                 MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
LOAN RATE          LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-------------------------------------------------------------------------------------

4.501 - 5.000          5    $    750,850       0.21%      $150,250    717     67.23%
-------------------------------------------------------------------------------------
5.001 - 5.500         36       6,070,642       1.66        168,637    682     75.95
-------------------------------------------------------------------------------------
5.501 - 6.000        220      35,062,387        9.6        159,385    664     75.22
-------------------------------------------------------------------------------------
6.001 - 6.500        416      61,221,059      16.76        147,173    650     78.91
-------------------------------------------------------------------------------------
6.501 - 7.000        597      86,808,360      23.76        145,418    637     81.07
-------------------------------------------------------------------------------------
7.001 - 7.500        525      69,760,343       19.1        132,885    633     85.58
-------------------------------------------------------------------------------------
7.501 - 8.000        457      56,954,436      15.59        124,637    621     89.89
-------------------------------------------------------------------------------------
8.001 - 8.500        263      30,276,469       8.29        115,126    608     90.95
-------------------------------------------------------------------------------------
8.501 - 9.000        152      15,578,324       4.26        102,497    601     92.46
-------------------------------------------------------------------------------------
9.001 - 9.500         27       2,294,949       0.63         85,001    603     90.51
-------------------------------------------------------------------------------------
9.501 - 10.000         6         519,267       0.14         86,554    612     96.36
-------------------------------------------------------------------------------------
TOTAL:             2,704    $365,297,086     100.00%      $135,104    635     83.66%
-------------------------------------------------------------------------------------

W.A.: 7.094%
Lowest: 4.750%
Highest: 9.875%

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5. ORIGINAL CLTV

------------------------------------------------------------------------------------
                 NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                   OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
ORIGINAL CLTV     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------

60.0 or less        106    $ 13,700,898       3.75%      $129,265    625     49.00%
------------------------------------------------------------------------------------
60.1 - 65.0          62      10,773,432       2.95        173,777    614     63.44
------------------------------------------------------------------------------------
65.1 - 70.0          48       7,616,266       2.08        158,684    634      68.1
------------------------------------------------------------------------------------
70.1 - 75.0         101      16,007,877       4.38        158,502    610     73.65
------------------------------------------------------------------------------------
75.1 - 80.0       1,172     147,817,392      40.46        126,131    639     79.76
------------------------------------------------------------------------------------
80.1 - 85.0         201      32,190,965       8.81        160,165    611     84.31
------------------------------------------------------------------------------------
85.1 - 90.0         372      56,063,303      15.35        150,716    636     89.66
------------------------------------------------------------------------------------
90.1 - 95.0         149      23,307,611       6.38        156,442    644     94.37
------------------------------------------------------------------------------------
95.1 - 100.0        493      57,819,343      15.83        117,292    649     99.92
------------------------------------------------------------------------------------
TOTAL:            2,704    $365,297,086     100.00%      $135,104    635     83.66%
------------------------------------------------------------------------------------

W.A.: 83.66%
Lowest: 13.00%
Highest: 100.00%

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6. STATE

---------------------------------------------------------------------------------
              NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
             MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
STATE          LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
---------------------------------------------------------------------------------

California       289     $62,824,232      17.20%      $217,396    634     75.72%
---------------------------------------------------------------------------------
Florida          202      28,247,061       7.73        139,844    638      82.5
---------------------------------------------------------------------------------
Illinois         157      24,037,710       6.58        153,114    630     86.44
---------------------------------------------------------------------------------
Texas            228      23,423,887       6.41        102,744    635     83.54
---------------------------------------------------------------------------------
Ohio             196      20,576,394       5.63        104,987    632     90.15
---------------------------------------------------------------------------------
Other          1,632     206,187,804      56.44        126,350    636     85.27
---------------------------------------------------------------------------------
TOTAL:         2,704    $365,297,086     100.00%      $135,104    635     83.66%
---------------------------------------------------------------------------------

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7. LOAN PURPOSE

-----------------------------------------------------------------------------------
                NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                  OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
               MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
LOAN PURPOSE     LOANS       BALANCE       BALANCE      BALANCE    SCORE    CLTV
-----------------------------------------------------------------------------------

C/O Refi         1,263    $206,722,863      56.59%      $163,687    627     82.09%
-----------------------------------------------------------------------------------
PURCH            1,258     130,999,624      35.86        104,140    648     86.17
-----------------------------------------------------------------------------------
R/T Refi           183      27,574,600       7.55        150,690    635     83.42
-----------------------------------------------------------------------------------
TOTAL:           2,704    $365,297,086     100.00%      $135,104    635     83.66%
-----------------------------------------------------------------------------------

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8. DOCUMENTATION

------------------------------------------------------------------------------------
                 NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                   OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
DOCUMENTATION     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------

Full              2,083    $267,015,001      73.10%      $128,195    633     83.18%
------------------------------------------------------------------------------------
Stated              529      84,039,338      23.01        158,878    638     84.23
------------------------------------------------------------------------------------
Stated +             63       9,517,528       2.61        151,097    668      93.5
------------------------------------------------------------------------------------
Limited              29       4,725,218       1.29        162,945    639     80.68
------------------------------------------------------------------------------------
TOTAL:            2,704    $365,297,086     100.00%      $135,104    635     83.66%
------------------------------------------------------------------------------------

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9. OCCUPANCY STATUS

---------------------------------------------------------------------------------------
                    NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                      OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                   MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
OCCUPANCY STATUS     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
---------------------------------------------------------------------------------------

Owner Occupied       2,524    $341,198,799       93.40%     $135,190    632     83.62%
---------------------------------------------------------------------------------------
Investor               160      21,195,148         5.8       132,473    684     83.89
---------------------------------------------------------------------------------------
Second Home             20       2,903,139        0.79       145,298    667     85.88
---------------------------------------------------------------------------------------
TOTAL:               2,704    $365,297,086      100.00%     $135,104    635     83.66%
---------------------------------------------------------------------------------------

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10. PROPERTY TYPE

-----------------------------------------------------------------------------------------------
                            NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                              OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                           MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
PROPERTY TYPE                LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------------

SFR                          2,059    $274,612,647      75.18%      $133,380    632     84.19%
-----------------------------------------------------------------------------------------------
Planned Unit Development       367      52,729,278      14.43        143,684    639     83.16
-----------------------------------------------------------------------------------------------
Condo                          176      23,229,672       6.36        132,006    651     81.92
-----------------------------------------------------------------------------------------------
Units 2-4                       93      13,697,090       3.75        147,297    649     78.23
-----------------------------------------------------------------------------------------------
High Rise Condo                  7         857,200       0.23        122,457    662     76.26
-----------------------------------------------------------------------------------------------
Modular                          2         171,200       0.05         85,600    614        80
-----------------------------------------------------------------------------------------------
TOTAL:                       2,704    $365,297,086     100.00%      $135,104    635     83.66%
-----------------------------------------------------------------------------------------------

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11. PREPAYMENT PENALTY TERM

-----------------------------------------------------------------------------------------------
                            NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                              OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                           MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
PREPAYMENT PENALTY TERM      LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------------------

0                              604    $ 76,431,757      20.92%      $126,555    639     84.04%
-----------------------------------------------------------------------------------------------
12-Jan                          89      14,233,817        3.9        159,947    647     83.98
-----------------------------------------------------------------------------------------------
13 - 24                      1,177     164,630,658      45.07        139,880    630      83.8
-----------------------------------------------------------------------------------------------
25 - 36                        834     110,000,855      30.11        131,904    639     83.12
-----------------------------------------------------------------------------------------------
TOTAL:                       2,704    $365,297,086     100.00%      $135,104    635     83.66%
-----------------------------------------------------------------------------------------------

W.A.: 28 months
Lowest: 12 months
Highest: 36 months

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12. GROSS MARGIN (ARMS)

------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                         OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
                      MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL   FICO    ORIGINAL
GROSS MARGIN (ARMS)     LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------------

0.01 - 4.00                 1    $    159,812       0.05%      $160,000    692     78.24%
------------------------------------------------------------------------------------------
4.01 - 5.00               205      32,206,661      10.43        157,112    640     75.31
------------------------------------------------------------------------------------------
5.01 - 6.00             1,117     165,377,604      53.54        148,063    635     80.97
------------------------------------------------------------------------------------------
6.01 - 7.00               794     101,873,116      32.98        128,315    630     90.37
------------------------------------------------------------------------------------------
7.01 - 8.00                89       9,293,274       3.01        104,422    644     96.47
------------------------------------------------------------------------------------------
TOTAL:                  2,206    $308,910,466     100.00%      $140,041    634     83.95%
------------------------------------------------------------------------------------------

W.A.: 5.873%
Lowest: 3.625%
Highest: 8.000%

     Top

13. INITIAL CAP (ARMS)

----------------------------------------------------------------------------------
               NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                 OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
INITIAL CAP   MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
(ARMS)          LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
----------------------------------------------------------------------------------

1                  18    $  3,249,558       1.05%      $180,561    628     78.38%
----------------------------------------------------------------------------------
2                   7       1,484,700       0.48        212,100    675      90.5
----------------------------------------------------------------------------------
3               2,181     304,176,208      98.47        139,475    634     83.97
----------------------------------------------------------------------------------
TOTAL:          2,206    $308,910,466     100.00%      $140,041    634     83.95%
----------------------------------------------------------------------------------

W.A.: 2.974%
Lowest: 1.000%
Highest: 3.000%

     Top

14. PERIODIC CAP (ARMS)

-----------------------------------------------------------------------------------
                NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                  OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
PERIODIC CAP   MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
(ARMS)           LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------

1                2,206    $308,910,466     100.00%      $140,041    634     83.95%
-----------------------------------------------------------------------------------
TOTAL:           2,206    $308,910,466     100.00%      $140,041    634     83.95%
-----------------------------------------------------------------------------------

W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

     Top

15. MAXIMUM RATE (ARMS)

------------------------------------------------------------------------------------
                 NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                   OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
MAXIMUM RATE    MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
(ARMS)            LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------

13.00 or less     1,132    $169,325,754      54.81%      $149,590    646     79.28%
------------------------------------------------------------------------------------
13.01 - 14.00       758     103,627,077      33.55        136,721    627     88.72
------------------------------------------------------------------------------------
14.01 - 15.00       300      34,548,169      11.18        115,168    602     92.06
------------------------------------------------------------------------------------
15.01 - 16.00        16       1,409,467       0.46         88,095    608     94.33
------------------------------------------------------------------------------------
TOTAL:            2,206    $308,910,466     100.00%      $140,041    634     83.95%
------------------------------------------------------------------------------------

W.A.: 13.034%
Lowest: 6.750%
Highest: 15.875%

     Top

16. MINIMUM RATE (ARMS)

-----------------------------------------------------------------------------------
                NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                  OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
MAXIMUM RATE   MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
(ARMS)           LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
-----------------------------------------------------------------------------------

6.00 or less       240    $ 38,206,984      12.37%      $159,206     667    75.31%
-----------------------------------------------------------------------------------
6.01 - 7.00        891     131,015,920      42.41        147,052     639    80.44
-----------------------------------------------------------------------------------
7.01 - 8.00        759     103,729,927      33.58        136,676     627    88.71
-----------------------------------------------------------------------------------
8.01 - 9.00        300      34,548,169      11.18        115,168     602    92.06
-----------------------------------------------------------------------------------
9.01 - 10.00        16       1,409,467       0.46         88,095     608    94.33
-----------------------------------------------------------------------------------
TOTAL:           2,206    $308,910,466     100.00%      $140,041     634    83.95%
-----------------------------------------------------------------------------------

W.A.: 7.037%
Lowest: 4.750%
Highest: 9.875%

     Top

17. TERM TO ROLL (ARMS)

------------------------------------------------------------------------------------
                 NUMBER      AGGREGATE     AGGREGATE     AVERAGE
                   OF       STATISTICAL   STATISTICAL    ORIGINAL    W.A.     W.A.
TERM TO ROLL    MORTGAGE      CUT-OFF       CUT-OFF     PRINCIPAL    FICO   ORIGINAL
(ARMS)            LOANS       BALANCE       BALANCE      BALANCE    SCORE     CLTV
------------------------------------------------------------------------------------

6-Jan                18    $  3,249,558       1.05%      $180,561    628     78.38%
------------------------------------------------------------------------------------
12-Jul                7       1,484,700       0.48        212,100    675      90.5
------------------------------------------------------------------------------------
19 - 24           1,593     223,989,613      72.51        140,617    631     84.49
------------------------------------------------------------------------------------
25 - 30               2         372,750       0.12        186,375    597     76.12
------------------------------------------------------------------------------------
31 - 36             488      65,427,471      21.18        134,084    639     83.94
------------------------------------------------------------------------------------
37 or greater        98      14,386,374       4.66        146,800    658     76.26
------------------------------------------------------------------------------------
TOTAL:            2,206    $308,910,466     100.00%      $140,041    634     83.95%
------------------------------------------------------------------------------------

W.A.: 28 months
Lowest: 5 months
Highest: 60 months

     Top

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[Banc Of America Securities LOGO](TM)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
DEAL INFO
--------------------------------------------------------------------------------
DEAL NAME                             FFMLT 2005-FF5
BLOOMBERG TICKER:
ASSET CLASS:                          Subprime
ISSUER:                               FFMLT
TRUSTEE:                              JPMChase
LEAD MANAGER(S)                       BANK OF AMERICA

MONTH:
   To Roll                            28
   Remaining Term                     359
   Remaining IO Term (for IO Loans)   60

% INTEREST ONLY                       56.57%
--------------------------------------------------------------------------------

   MASTER SERVICER:
   BACKUP SERVICER:
PRIMARY SERVICER (S):        %     NAME   ORIGINATOR (S):      %          NAME

                        1   100   HomEq          1          100.00%  First Franklin

Cells in red font are calculations and should be left alone. Please fill out complete list of servicers and originators even if it is greater then ten Please put averages in gray cells at the bottom of each bucket.

-----------------------------------------------------------------------------------------------
                                          FICO BUCKET
-----------------------------------------------------------------------------------------------
                                                                    Weighted Average
                         Deal Size                             Collateral Characteristics
             ------------------------------   WA Loan   ---------------------------------------
FICO         # Loans     Balance        %     Balance    WAC    FICO    %LTV    % DTI   Primary
-----------------------------------------------------------------------------------------------

>520 =<540        7      1,127,868     0.15%  161,124   7.926%   540   71.04%  49.38%   100.00%
-----------------------------------------------------------------------------------------------
>540 =<560      142     20,686,216     2.68%  145,678   7.899%   550   78.52%  40.91%   100.00%
-----------------------------------------------------------------------------------------------
>560 =<580      214     34,152,090     4.42%  159,589   7.468%   571   78.61%  42.11%    97.91%
-----------------------------------------------------------------------------------------------
>580 =<600      242     40,172,263     5.20%  166,001   7.393%   591   82.54%  41.49%    98.67%
-----------------------------------------------------------------------------------------------
>600 =<620      744    125,269,258    16.23%  168,373   7.034%   610   83.84%  43.93%    98.36%
-----------------------------------------------------------------------------------------------
>620 =<640      681    124,569,501    16.14%  182,921   6.898%   630   83.96%  43.16%    98.59%
-----------------------------------------------------------------------------------------------
>640 =<660      651    129,523,315    16.78%  198,961   6.668%   650   84.38%  44.17%    96.81%
-----------------------------------------------------------------------------------------------
>660 =<680      484     99,448,526    12.88%  205,472   6.480%   669   84.24%  43.46%    94.60%
-----------------------------------------------------------------------------------------------
>680 =<700      298     71,600,611     9.28%  240,271   6.421%   690   84.92%  43.07%    96.10%
-----------------------------------------------------------------------------------------------
>700 =<750      378     91,486,575    11.85%  242,028   6.417%   720   84.91%  44.20%    93.82%
-----------------------------------------------------------------------------------------------
>750            134     33,800,815     4.38%  252,245   6.407%   771   85.53%  42.37%    91.80%
-----------------------------------------------------------------------------------------------
TOTAL         3,975    771,837,038   100.00%  194,173   6.784%   651   83.84%  43.39%    96.66%
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                              FICO BUCKET
----------------------------------------------------------------------
                                     Weighted Average
                              Collateral Characteristics
             ---------------------------------------------------------
FICO            SF/PUD   Refi Cachout   Full Doc   Interest only   MI%
----------------------------------------------------------------------

>520 =<540      78.81%      90.20%       100.00%       43.62%      N/A
----------------------------------------------------------------------
>540 =<560      91.99%      66.39%        78.32%       27.84%      N/A
----------------------------------------------------------------------
>560 =<580      88.77%      75.34%        76.53%       35.08%      N/A
----------------------------------------------------------------------
>580 =<600      91.20%      66.67%        75.33%       42.40%      N/A
----------------------------------------------------------------------
>600 =<620      90.04%      40.93%        87.15%       55.36%      N/A
----------------------------------------------------------------------
>620 =<640      89.68%      40.53%        77.27%       55.24%      N/A
----------------------------------------------------------------------
>640 =<660      87.90%      33.87%        73.64%       58.36%      N/A
----------------------------------------------------------------------
>660 =<680      85.67%      30.12%        79.31%       62.33%      N/A
----------------------------------------------------------------------
>680 =<700      81.61%      26.37%        67.84%       62.06%      N/A
----------------------------------------------------------------------
>700 =<750      80.55%      19.64%        67.16%       66.18%      N/A
----------------------------------------------------------------------
>750            81.12%      16.62%        63.41%       61.16%      N/A
----------------------------------------------------------------------
TOTAL           86.80%      36.96%        75.78%       56.57%      N/A
----------------------------------------------------------------------

FICO W.A.: 651   MEDIAN: 639   STANDARD DEVIATION: 50

-----------------------------------------------------------------------------------------------
                                           LTV BUCKET
-----------------------------------------------------------------------------------------------
                                                                    Weighted Average
                         Deal Size                             Collateral Characteristics
             ------------------------------   WA Loan   ---------------------------------------
LTV          # Loans     Balance        %     Balance    WAC    FICO    %LTV    % DTI   Primary
-----------------------------------------------------------------------------------------------

=<50             54      7,023,060     0.91%  130,057   6.526%   631    39.78%  35.13%   93.69%
-----------------------------------------------------------------------------------------------
>50 =<55         16      3,200,255     0.41%  200,016   6.573%   634    52.71%  45.66%   95.38%
-----------------------------------------------------------------------------------------------
>55 =<60         45      7,274,084     0.94%  161,646   6.672%   623    57.99%  41.14%   90.93%
-----------------------------------------------------------------------------------------------
>60 =<65         68     14,964,682     1.94%  220,069   6.518%   628    63.50%  41.62%   95.14%
-----------------------------------------------------------------------------------------------
>65 =<70         60     13,866,516     1.80%  231,109   6.405%   646    68.16%  38.92%   98.69%
-----------------------------------------------------------------------------------------------
>70 =<75        128     29,837,055     3.87%  233,102   6.697%   632    73.84%  40.43%   95.74%
-----------------------------------------------------------------------------------------------
>75 =<80      1,978    394,230,392    51.08%  199,308   6.342%   655    79.84%  44.30%   98.64%
-----------------------------------------------------------------------------------------------
>80 =<85        242     46,925,017     6.08%  193,905   7.112%   615    84.28%  42.51%   93.24%
-----------------------------------------------------------------------------------------------
>85 =<90        463     89,570,489    11.60%  193,457   7.208%   642    89.63%  42.61%   85.37%
-----------------------------------------------------------------------------------------------
>90 =<95        190     37,506,239     4.86%  197,401   7.320%   650    94.42%  43.95%   99.33%
-----------------------------------------------------------------------------------------------
>95 <100         64     12,083,000     1.57%  188,797   7.630%   672    99.23%  40.45%  100.00%
-----------------------------------------------------------------------------------------------
>=100           667    115,356,249    14.95%  172,948   7.701%   667   100.08%  43.48%   99.62%
-----------------------------------------------------------------------------------------------
TOTAL         3,975    771,837,038   100.00%  194,173   6.784%   651    83.84%  43.39%   96.66%
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                             LTV BUCKET
-------------------------------------------------------------------
                                Weighted Average
                           Collateral Characteristics
             ------------------------------------------------------
LTV          SF/PUD   Refi Cachout   Full Doc   Interest only   MI%
-------------------------------------------------------------------

=<50          79.03%     92.40%       64.66%        36.37%      N/A
-------------------------------------------------------------------
>50 =<55     100.00%     88.59%       71.81%        37.65%      N/A
-------------------------------------------------------------------
>55 =<60      85.84%     80.03%       74.97%        48.21%      N/A
-------------------------------------------------------------------
>60 =<65      81.88%     76.73%       62.50%        46.02%      N/A
-------------------------------------------------------------------
>65 =<70      80.49%     82.45%       56.95%        51.25%      N/A
-------------------------------------------------------------------
>70 =<75      82.99%     80.45%       65.44%        39.03%      N/A
-------------------------------------------------------------------
>75 =<80      86.38%     22.36%       92.08%        69.15%      N/A
-------------------------------------------------------------------
>80 =<85      84.73%     71.34%       66.42%        47.71%      N/A
-------------------------------------------------------------------
>85 =<90      89.38%     54.09%       68.11%        47.19%      N/A
-------------------------------------------------------------------
>90 =<95      84.18%     68.21%       49.06%        33.92%      N/A
-------------------------------------------------------------------
>95 <100      90.13%     23.50%       48.68%        42.52%      N/A
-------------------------------------------------------------------
>=100         90.13%     21.46%       48.86%        42.14%      N/A
-------------------------------------------------------------------
TOTAL         86.80%     36.96%       75.78%        56.57%      N/A
-------------------------------------------------------------------

LTV W.A.: 83.34   CLTV: 83.34   STANDARD DEVIATION: 10.95   LTV =80: 37.11%
% SILENT SECONDS: 43.11%

[BANC OF AMERICA SECURITIES LOGO](TM)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

----------------------------------------------------------------------------------------------------------------------------------
                                                            DTI BUCKET
----------------------------------------------------------------------------------------------------------------------------------
                    DEAL SIZE                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------------------------
                                         WA LOAN                                                                          INTEREST
DTI       # LOANS    BALANCE       %     BALANCE   WAC    FICO   %LTV   % DTI   PRIMARY  SF/PUD   REFI CACHOUT  FULL DOC    ONLY
----------------------------------------------------------------------------------------------------------------------------------

=<20         110    20,021,730    2.59%  182,016  6.672%   655  81.59%  14.55%   93.54%   91.51%     33.56%       79.43%   51.66%
          ------------------------------------------------------------------------------------------------------------------------
>20 =<25     158    23,070,973    2.99%  146,019  7.014%   640  80.11%  23.30%   95.22%   90.81%     52.60%       71.03%   34.99%
          ------------------------------------------------------------------------------------------------------------------------
>25 =<30     244    39,384,172    5.10%  161,411  6.896%   642  82.35%  28.22%   94.49%   90.11%     42.93%       72.60%   43.22%
          ------------------------------------------------------------------------------------------------------------------------
>30 =<35     422    72,747,375    9.43%  172,387  6.824%   649  83.07%  33.06%   96.98%   87.29%     51.25%       70.02%   37.54%
          ------------------------------------------------------------------------------------------------------------------------
>35 =<40     458    84,490,625   10.95%  184,477  6.893%   651  83.61%  38.26%   96.65%   86.08%     39.98%       66.60%   48.45%
          ------------------------------------------------------------------------------------------------------------------------
>40 =<45     720   146,122,038   18.93%  202,947  6.841%   655  84.99%  43.20%   96.87%   90.48%     34.45%       71.00%   53.88%
          ------------------------------------------------------------------------------------------------------------------------
>45 =<50     916   192,384,180   24.93%  210,026  6.886%   650  85.60%  48.10%   97.44%   84.33%     36.73%       68.73%   57.14%
          ------------------------------------------------------------------------------------------------------------------------
>50 =<55     945   193,426,045   25.06%  204,684  6.539%   651  82.60%  53.43%   96.56%   84.96%     29.72%       93.38%   74.55%
          ------------------------------------------------------------------------------------------------------------------------
>55 =<60       2       189,900    0.02%   94,950  6.705%   633  79.99%  58.00%  100.00%  100.00%      0.00%      100.00%   58.93%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL      3,975   771,837,038  100.00%  194,173  6.784%   651  83.84%  43.39%   96.66%   86.80%     36.96%       75.78%   56.57%
----------------------------------------------------------------------------------------------------------------------------------

DTI W.A.: 43.39   MEDIAN: 45   STANDARD DEVIATION: 9.84

----------------------------------------------------------------------------------------------------------------------------------
                                                          PURPOSE BUCKET
----------------------------------------------------------------------------------------------------------------------------------
                          DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------------------------
                                               WA LOAN                                                   REFI             INTEREST
PURPOSE         # LOANS    BALANCE       %     BALANCE   WAC    FICO   %LTV   % DTI   PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
----------------------------------------------------------------------------------------------------------------------------------

PURCHASE         2,352   453,813,715   58.80%  192,948  6.649%   663  85.17%  44.38%   95.94%  85.88%            85.21%    68.47%
                ------------------------------------------------------------------------------------------------------------------
REFI
   (CASH OUT)    1,430   285,308,973   36.96%  199,517  6.981%   633  81.88%  42.14%   97.77%  87.16%  100.00%   60.18%    39.62%
                ------------------------------------------------------------------------------------------------------------------
REFI
   (RATE TERM)     193    32,714,350    4.24%  169,504  6.949%   638  82.62%  40.46%   97.06%  96.42%            80.99%    39.39%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,975   771,837,038  100.00%  194,173  6.784%   651  83.84%  43.39%   96.66%  86.80%   36.96%   75.78%    56.57%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                         OCCUPANCY BUCKET
----------------------------------------------------------------------------------------------------------------------------------
                          DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------------------------
                                               WA LOAN                                                   REFI             INTEREST
OCC TYPE        # LOANS    BALANCE       %     BALANCE   WAC    FICO   %LTV   % DTI   PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
----------------------------------------------------------------------------------------------------------------------------------

PRIMARY (OOC)    3,791   746,075,351   96.66%  196,802  6.77%    650  83.84%  43.45%           87.21%   37.39%   75.25%    56.53%
                ------------------------------------------------------------------------------------------------------------------
INVESTMENT         163    22,338,548    2.89%  137,046  7.23%    684  83.62%  42.53%    0.00%  74.71%   25.11%   91.70%    57.66%
                ------------------------------------------------------------------------------------------------------------------
2ND / VACATION      21     3,423,139    0.44%  163,007  7.07%    666  84.85%  35.20%    0.00%  76.56%   22.28%   86.78%    59.12%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,975   771,837,038  100.00%  194,173  6.78%    651  83.84%  43.39%   96.66%  86.80%   36.96%   75.78%    56.57%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                    DOCUMENTATION BUCKET
----------------------------------------------------------------------------------------------------------------------------
                    DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------------------
                                         WA LOAN                                                   REFI             INTEREST
DOC TYPE  # LOANS    BALANCE       %     BALANCE   WAC    FICO   %LTV   % DTI   PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
----------------------------------------------------------------------------------------------------------------------------

FULL       3,114   584,880,948   75.78%  187,823  6.685%   647  82.52%  44.03%   95.99%  86.79%   29.36%   100.00%   65.67%
          ------------------------------------------------------------------------------------------------------------------
LIMITED       42     9,350,118    1.21%  222,622  6.713%   661  81.20%  41.96%   96.32%  87.60%   45.84%     0.00%   71.54%
          ------------------------------------------------------------------------------------------------------------------
STATED       603   111,463,264   14.44%  184,848  7.079%   645  84.62%  40.39%   98.24%  88.90%   85.52%     0.00%    0.00%
          ------------------------------------------------------------------------------------------------------------------
STATED +     216    66,142,708    8.57%  306,216  7.173%   690  94.60%  42.95%  100.00%  83.27%   21.14%     0.00%   69.38%
----------------------------------------------------------------------------------------------------------------------------
TOTAL      3,975   771,837,038  100.00%  194,173  6.784%   651  83.84%  43.39%   96.66%  86.80%   36.96%    75.78%   56.57%
----------------------------------------------------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO](TM)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------
                     PROPERTY BUCKET
--------------------------------------------------------
                           DEAL SIZE
                ------------------------------   WA LOAN
PROPERTY TYPE   # LOANS     BALANCE        %     BALANCE
--------------------------------------------------------

SINGLE FAMILY    2,829    524,155,547    67.91%  185,279
                ----------------------------------------
PUD                672    145,813,967    18.89%  216,985
                ----------------------------------------
2-4 UNIT           151     37,822,877     4.90%  250,483
                ----------------------------------------
CONDO              321     63,873,447     8.28%  198,983
--------------------------------------------------------
Modular              2        171,200     0.02%   85,600
--------------------------------------------------------
TOTAL            3,975    771,837,038   100.00%  194,173
--------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                             PROPERTY BUCKET
---------------------------------------------------------------------------------------------------------
                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                -----------------------------------------------------------------------------------------
PROPERTY TYPE    WAC    FICO    %LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
---------------------------------------------------------------------------------------------------------

SINGLE FAMILY   6.837%   647   84.07%  42.81%   97.22%                41.50%       73.51%       52.74%
                -----------------------------------------------------------------------------------------
PUD             6.648%   654   83.88%  44.60%   96.74%                21.36%       83.86%       67.96%
                -----------------------------------------------------------------------------------------
2-4 UNIT        6.845%   667   82.53%  44.35%   92.00%                51.03%       58.47%       38.67%
                -----------------------------------------------------------------------------------------
CONDO           6.628%   663   82.65%  44.85%   94.64%                26.86%       86.08%       72.76%
---------------------------------------------------------------------------------------------------------
Modular         7.000%   614   80.00%  43.75%  100.00%               100.00%      100.00%        0.00%
---------------------------------------------------------------------------------------------------------
TOTAL           6.784%   651   83.84%  43.39%   96.66%   86.80%       36.96%       75.78%       56.57%
---------------------------------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO](TM)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-----------------------------------------------------
                    PRINCIPAL BUCKET
-----------------------------------------------------
                        DEAL SIZE
             ------------------------------   WA LOAN
UPB          # LOANS     BALANCE        %     BALANCE
-----------------------------------------------------

=<50            128      5,463,781     0.71%   42,686
             ----------------------------------------
>50 =<75        371     23,779,487     3.08%   64,096
             ----------------------------------------
>75 =<100       427     37,512,964     4.86%   87,852
             ----------------------------------------
>100 =<125      503     56,907,367     7.37%  113,136
             ----------------------------------------
>125 =<150      446     61,448,467     7.96%  137,777
             ----------------------------------------
>150 =<200      735    127,508,074    16.52%  173,480
             ----------------------------------------
>200 =<250      414     92,934,286    12.04%  224,479
             ----------------------------------------
>250 =<300      289     79,541,857    10.31%  275,231
             ----------------------------------------
>300 =<350      188     60,980,404     7.90%  324,364
             ----------------------------------------
>350 =<400      152     57,048,634     7.39%  375,320
             ----------------------------------------
>400 =<450      100     42,643,785     5.52%  426,438
             ----------------------------------------
>450 =<500       83     39,410,312     5.11%  474,823
             ----------------------------------------
>500 =<600       73     39,501,845     5.12%  541,121
             ----------------------------------------
>600 =<700       40     26,386,907     3.42%  659,673
             ----------------------------------------
=>700            26     20,768,868     2.69%  798,803
-----------------------------------------------------
TOTAL         3,975    771,837,038   100.00%  194,173
-----------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                             PRINCIPAL BUCKET
---------------------------------------------------------------------------------------------------------
                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             --------------------------------------------------------------------------------------------
UPB           WAC    FICO    %LTV     % DTI    PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
---------------------------------------------------------------------------------------------------------

=<50         7.823%   631   80.51%   38.06%     73.73%   84.30%      34.25%       85.14%         4.66%
             --------------------------------------------------------------------------------------------
>50 =<75     7.556%   630   84.28%   40.07%     94.69%   89.98%      28.84%       87.03%        18.81%
             --------------------------------------------------------------------------------------------
>75 =<100    7.372%   632   85.33%   41.02%     95.73%   90.07%      29.36%       83.94%        20.96%
             --------------------------------------------------------------------------------------------
>100 =<125   7.075%   639   84.33%   42.46%     96.52%   89.42%      36.11%       79.16%        37.43%
             --------------------------------------------------------------------------------------------
>125 =<150   7.057%   641   84.94%   42.36%     94.65%   90.85%      35.45%       80.81%        43.99%
             --------------------------------------------------------------------------------------------
>150 =<200   6.841%   645   84.00%   42.98%     96.26%   90.54%      38.16%       76.23%        50.07%
             --------------------------------------------------------------------------------------------
>200 =<250   6.763%   650   83.56%   43.31%     95.11%   84.64%      42.64%       75.34%        55.27%
             --------------------------------------------------------------------------------------------
>250 =<300   6.727%   648   84.17%   44.48%     95.51%   86.74%      39.97%       72.75%        58.14%
             --------------------------------------------------------------------------------------------
>300 =<350   6.452%   658   83.25%   45.63%     97.29%   83.58%      36.22%       76.40%        75.85%
             --------------------------------------------------------------------------------------------
>350 =<400   6.593%   653   84.34%   45.03%     98.00%   82.82%      44.27%       72.31%        74.27%
             --------------------------------------------------------------------------------------------
>400 =<450   6.573%   660   84.01%   44.88%    100.00%   82.01%      33.95%       67.88%        68.98%
             --------------------------------------------------------------------------------------------
>450 =<500   6.633%   652   84.70%   43.34%    100.00%   86.74%      36.27%       73.33%        73.46%
             --------------------------------------------------------------------------------------------
>500 =<600   6.426%   670   83.90%   45.16%     98.68%   74.39%      30.18%       74.13%        77.23%
             --------------------------------------------------------------------------------------------
>600 =<700   6.490%   682   83.84%   41.06%    100.00%   89.84%      32.24%       59.80%        72.70%
             --------------------------------------------------------------------------------------------
=>700        6.204%   695   74.27%   42.75%    100.00%   95.79%      31.85%       84.35%        84.67%
---------------------------------------------------------------------------------------------------------
TOTAL        6.784%   651   83.84%   43.39%     96.66%   86.80%      36.96%       75.78%        56.57%
---------------------------------------------------------------------------------------------------------

* IN $1,000

MIN 21,150   MAX 1,121,250

---------------------------------------------------------
               STATE CONCENTRATION BUCKET *
---------------------------------------------------------
                            DEAL SIZE
                 ------------------------------   WA LOAN
STATE*           # LOANS     BALANCE        %     BALANCE
---------------------------------------------------------

  CALIFORNIA        834    265,365,811    34.38%  318,184
---------------------------------------------------------
   FLORIDA          287     50,701,874     6.57%  176,662
---------------------------------------------------------
   ILLINOIS         196     35,112,962     4.55%  179,148
---------------------------------------------------------
    TEXAS           258     31,413,079     4.07%  121,756
---------------------------------------------------------
   MICHIGAN         190     28,861,442     3.74%  151,902
---------------------------------------------------------
   NEW YORK         109     27,774,176     3.60%  254,809
---------------------------------------------------------
  MINNESOTA         134     27,679,885     3.59%  206,566
---------------------------------------------------------
     OHIO           214     24,921,543     3.23%  116,456
---------------------------------------------------------
NORTH CAROLINA      153     21,850,047     2.83%  142,811
---------------------------------------------------------
   GEORGIA          136     21,559,903     2.79%  158,529
---------------------------------------------------------
   MARYLAND          94     19,140,671     2.48%  203,624
---------------------------------------------------------
    NEVADA           78     19,064,983     2.47%  244,423
---------------------------------------------------------
  WASHINGTON        104     18,588,781     2.41%  178,738
---------------------------------------------------------
   COLORADO          89     17,937,090     2.32%  201,540
---------------------------------------------------------
    OREGON           94     16,968,245     2.20%  180,513
---------------------------------------------------------
    OTHER         1,005    144,896,545    18.77%  144,176
---------------------------------------------------------
TOTAL             3,975    771,837,038   100.00%  194,173
---------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                         STATE CONCENTRATION BUCKET *
-------------------------------------------------------------------------------------------------------------
                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                 --------------------------------------------------------------------------------------------
STATE*            WAC    FICO    %LTV     % DTI    PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
-------------------------------------------------------------------------------------------------------------

  CALIFORNIA     6.370%   662   81.15%   44.62%     96.42%   83.10%      33.60%       77.38%        79.14%
-------------------------------------------------------------------------------------------------------------
   FLORIDA       7.011%   649   84.44%   42.22%     93.56%   87.76%      29.42%       76.95%        54.13%
-------------------------------------------------------------------------------------------------------------
   ILLINOIS      7.078%   641   86.27%   43.48%     99.10%   82.80%      54.25%       53.17%        21.62%
-------------------------------------------------------------------------------------------------------------
    TEXAS        7.208%   637   83.24%   40.41%     96.90%   99.51%      26.56%       66.61%        12.93%
-------------------------------------------------------------------------------------------------------------
   MICHIGAN      7.227%   642   86.97%   42.88%     98.59%   85.79%      51.66%       67.69%        36.73%
-------------------------------------------------------------------------------------------------------------
   NEW YORK      6.988%   658   84.32%   41.21%     97.12%   51.25%      49.24%       56.41%        26.54%
-------------------------------------------------------------------------------------------------------------
  MINNESOTA      6.845%   646   85.98%   41.79%     92.80%   92.39%      55.60%       66.71%        51.08%
-------------------------------------------------------------------------------------------------------------
     OHIO        7.307%   635   89.72%   42.79%     97.86%   93.80%      46.39%       70.21%        33.54%
-------------------------------------------------------------------------------------------------------------
NORTH CAROLINA   7.011%   640   88.50%   42.44%     97.44%   97.94%      23.65%       88.31%        42.43%
-------------------------------------------------------------------------------------------------------------
   GEORGIA       6.974%   642   84.69%   41.44%     94.79%   96.59%      27.41%       90.03%        63.82%
-------------------------------------------------------------------------------------------------------------
   MARYLAND      6.837%   639   82.04%   43.94%     97.35%   89.87%      36.35%       83.29%        60.56%
-------------------------------------------------------------------------------------------------------------
    NEVADA       6.552%   655   81.62%   43.62%     94.85%   95.02%      27.27%       78.27%        76.62%
-------------------------------------------------------------------------------------------------------------
  WASHINGTON     6.614%   649   82.36%   44.57%     98.93%   93.19%      38.59%       78.41%        67.30%
-------------------------------------------------------------------------------------------------------------
   COLORADO      6.452%   652   82.71%   45.75%     99.00%   93.80%      29.49%       94.47%        85.47%
-------------------------------------------------------------------------------------------------------------
    OREGON       6.522%   650   82.18%   43.72%     96.33%   95.00%      42.43%       89.86%        60.38%
-------------------------------------------------------------------------------------------------------------
    OTHER        7.127%   644   86.19%   42.94%     97.37%   88.94%      38.24%       78.29%        41.24%
-------------------------------------------------------------------------------------------------------------
TOTAL            6.784%   651   83.84%   43.39%     96.66%   86.80%      36.96%       75.78%        56.57%
-------------------------------------------------------------------------------------------------------------

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.
* Separate California into North and South if possible.

---------------------------------------------------------------
                                  DEAL SIZE
                       ------------------------------   WA LOAN
CALIFORNIA BREAKDOWN   # LOANS     BALANCE        %     BALANCE
---------------------------------------------------------------

CA NORTH                264       83,872,835    31.61%  317,700
                       ----------------------------------------
CA SOUTH                570      181,492,976    68.39%  318,409
---------------------------------------------------------------
                        834      265,365,811   100.00%  318,184
---------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       -----------------------------------------------------------------------------------------
CALIFORNIA BREAKDOWN    WAC    FICO    %LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

CA NORTH               6.383%   663   81.85%  43.84%   95.09%   87.80%      36.80%       76.38%        83.64%
                       -----------------------------------------------------------------------------------------
CA SOUTH               6.363%   662   80.83%  44.98%   97.04%   80.93%      32.12%       77.84%        77.06%
----------------------------------------------------------------------------------------------------------------
                       6.370%   662   81.15%  44.62%   96.42%   83.10%      33.60%       77.38%        79.14%
----------------------------------------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO](TM)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

----------------------------------------------------------------------------------------------------------------------------------
                                                        FIXED / FLOATING (II)
----------------------------------------------------------------------------------------------------------------------------------
                                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    DEAL SIZE                        -----------------------------------------------------------------------------
          ------------------------------   WA LOAN                                                       REFI     FULL    INTEREST
TYPE      # LOANS     BALANCE        %     BALANCE    WAC    FICO    %LTV   % DTI   PRIMARY   SF/PUD   CACHOUT     DOC      ONLY
----------------------------------------------------------------------------------------------------------------------------------

FIXED        570     80,156,634    10.39%  140,626   7.249%   650   82.64%  41.09%   96.67%   89.63%    56.90%    67.39%    4.72%
          ------------------------------------------------------------------------------------------------------------------------
BALLOON        1         93,500     0.01%   93,500   8.000%   671   85.00%  42.00%    0.00%    0.00%     0.00%   100.00%    0.00%
          ------------------------------------------------------------------------------------------------------------------------
2/28       1,209    187,610,779    24.31%  155,178   7.128%   638   86.56%  41.57%   96.77%   87.42%    51.02%    57.28%    0.00%
          ------------------------------------------------------------------------------------------------------------------------
3/27         326     52,934,763     6.86%  162,377   6.921%   642   85.75%  40.14%   97.25%   88.88%    46.24%    61.30%    0.00%
          ------------------------------------------------------------------------------------------------------------------------
5/25          73     14,449,479     1.87%  197,938   6.405%   670   76.78%  39.64%   97.41%   80.63%    40.68%    58.28%    0.00%
          ------------------------------------------------------------------------------------------------------------------------
2/28 IO    1,272    323,786,465    41.95%  254,549   6.576%   655   83.08%  45.48%   96.39%   85.56%    25.37%    85.93%  100.00%
          ------------------------------------------------------------------------------------------------------------------------
3/27 IO      383     80,119,732    10.38%  209,190   6.475%   657   83.07%  44.52%   96.73%   87.45%    28.08%    93.74%  100.00%
          ------------------------------------------------------------------------------------------------------------------------
5/25 IO      107     25,284,703     3.28%  236,306   6.416%   677   79.90%  42.62%   98.54%   85.89%    22.69%    95.15%  100.00%
          ------------------------------------------------------------------------------------------------------------------------
OTHER         34      7,400,982     0.96%  217,676   6.509%   642   82.88%  44.05%   94.27%   89.48%    43.94%    68.40%   49.73%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL      3,975    771,837,038   100.00%  194,173    6.78%   651   83.84%  43.39%   96.66%   86.80%    36.96%    75.78%   56.57%
----------------------------------------------------------------------------------------------------------------------------------

LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE
SEPARATE ROWS.

----------------------------------------------------------------------------------------------------------------------
                                                      LIEN BUCKET
----------------------------------------------------------------------------------------------------------------------
                                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                 DEAL SIZE                      ----------------------------------------------------------------------
        -------------------------------  WA LOAN                                               REFI     FULL  INTEREST
TYPE    # LOANS      BALANCE        %    BALANCE   WAC   FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
----------------------------------------------------------------------------------------------------------------------

FIRST    3,975   771,837,037.60  100.00% 194,173  6.784%  651  83.84% 43.39%  96.66%  86.49%   36.96%  75.78%  56.57%
        --------------------------------------------------------------------------------------------------------------
SECOND
        --------------------------------------------------------------------------------------------------------------
THIRD
        --------------------------------------------------------------------------------------------------------------
OTHER
----------------------------------------------------------------------------------------------------------------------
TOTAL    3,975      771,837,038  100.00% 194,173  6.784%  651  83.84% 43.39%  96.66%  86.80%   36.96%  75.78%  56.57%
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 PREPAYMENT BUCKET
-------------------------------------------------------------------------------------------------------------------
                                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  DEAL SIZE                    --------------------------------------------------------------------
        ----------------------------  WA LOAN                                               REFI     FULL  INTEREST
TYPE    # LOANS     BALANCE      %    BALANCE   WAC   FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
-------------------------------------------------------------------------------------------------------------------

NONE       846   160,119,143   20.75% 189,266  7.019%  652  84.81% 42.15%  95.97%  83.67%   40.25%  71.07%  42.71%
        -----------------------------------------------------------------------------------------------------------
1 YEAR     170    43,620,689    5.65% 256,592  6.913%  665  83.68% 43.86%  92.74%  82.90%   32.11%  67.79%  61.25%
        -----------------------------------------------------------------------------------------------------------
2 YEAR   1,833   369,533,122   47.88% 201,600  6.728%  648  83.71% 44.16%  97.11%  87.43%   32.86%  78.23%  65.65%
        -----------------------------------------------------------------------------------------------------------
3 YEAR   1,126   198,564,084   25.73% 176,345  6.672%  651  83.34% 42.86%  97.24%  89.02%   43.03%  76.76%  49.84%
-------------------------------------------------------------------------------------------------------------------
TOTAL    3,975   771,837,038  100.00% 194,173  6.784%  651  83.84% 43.39%  96.66%  86.80%   36.96%  75.78%  56.57%
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                           INDEX BUCKET
---------------------------------------------------------------------------------------------------------------------------------
                                                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                DEAL SIZE                    --------------------------------------------------------------------
                      ----------------------------  WA LOAN                                                REFI    FULL  INTEREST
TYPE                  # LOANS     BALANCE      %    BALANCE   WAC   FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
---------------------------------------------------------------------------------------------------------------------------------

LIBOR - 6 MONTH        3,404   691,586,904   89.60% 203,169  6.730%  651  83.98% 43.66%  96.68%  86.80%   34.66%  76.75%  62.59%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                  3,975   771,837,038  100.00% 194,173  6.784%  651  83.84% 43.39%  96.66%  86.80%   36.96%  75.78%  56.57%
---------------------------------------------------------------------------------------------------------------------------------
LIST ALL RESET RATES

------------------------------------------------------------------------------------------------------------------------------
                                                         DEAL COVERAGE
------------------------------------------------------------------------------------------------------------------------------
Percentage
of the deal
based on FICO                                                LOAN-TO-VALUE (LTV)
and LTV        ---------------------------------------------------------------------------------------------------------------
buckets.*      =*55  **55 =*60  **60 =*65  **65 =*70  **70 =*75  **75 =*80  **80 =*85  **85 =*90  **90 =*95  **95 *100  =**100
------------------------------------------------------------------------------------------------------------------------------

>500 =<550     0.03%   0.10%      0.10%      0.04%      0.40%       0.35%     0.55%      0.00%      0.00%      0.00%     0.00%
>550 =<600     0.31%   0.23%      0.52%      0.37%      0.96%       2.92%     2.31%      2.99%      0.06%      0.21%     0.00%
>600 =<625     0.32%   0.15%      0.47%      0.24%      0.56%      10.85%     1.00%      1.96%      1.33%      3.57%     0.00%
>625 =<650     0.26%   0.14%      0.30%      0.34%      0.61%      11.88%     0.68%      1.67%      1.71%      3.33%     0.05%
>650 =<675     0.25%   0.16%      0.21%      0.14%      0.44%      10.19%     0.76%      2.16%      0.68%      3.17%     0.04%
>675 =<700     0.03%   0.09%      0.08%      0.19%      0.30%       6.66%     0.27%      1.32%      0.51%      2.08%     0.17%
>700 =<725     0.02%   0.00%      0.26%      0.39%      0.15%       4.09%     0.22%      0.68%      0.21%      1.57%     0.07%
>725 =<750     0.00%   0.04%      0.00%      0.07%      0.19%       2.19%     0.13%      0.28%      0.18%      1.08%     0.04%
>750 <800      0.10%   0.04%      0.00%      0.01%      0.26%       1.86%     0.18%      0.54%      0.18%      1.01%     0.04%
  =>800        0.00%   0.00%      0.00%      0.00%      0.00%       0.09%     0.00%      0.00%      0.00%      0.08%     0.00%

* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF THE DEAL CORRESPONDING
TO EACH CROSS LTV AND FICO BUCKETS

[BANC OF AMERICA SECURITIES LOGO](TM)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------------------------------------------------------
                                                       IO ONLY FICO BUCKET
--------------------------------------------------------------------------------------------------------------------------------
                      DEAL SIZE                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
-----------------------------------------  WA LOAN  ----------------------------------------------------------------------------
TYPE        # LOANS    BALANCE       %     BALANCE   WAC   FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC  LTV =>80
--------------------------------------------------------------------------------------------------------------------------------

>520 =<540       2       492,000     0.11% 246,000  7.536%  540  66.33% 53.06% 100.00%  51.42%     100.00%     100.00%    0.00%
            --------------------------------------------------------------------------------------------------------------------
>540 =<560      30     5,759,290     1.32% 191,976  7.815%  552  78.50% 44.65% 100.00%  91.70%      81.34%      89.98%   71.58%
            --------------------------------------------------------------------------------------------------------------------
>560 =<580      55    11,981,956     2.74% 217,854  7.470%  571  77.98% 45.40%  96.66%  87.90%      76.55%      96.58%   60.68%
            --------------------------------------------------------------------------------------------------------------------
>580 =<600      74    17,034,625     3.90% 230,198  7.234%  592  83.24% 42.93%  99.03%  89.51%      59.25%     100.00%   69.74%
            --------------------------------------------------------------------------------------------------------------------
>600 =<620     332    69,349,812    15.88% 208,885  6.820%  611  82.07% 45.99%  97.46%  90.85%      34.51%      99.34%   78.41%
            --------------------------------------------------------------------------------------------------------------------
>620 =<640     308    68,809,110    15.76% 223,406  6.654%  630  82.21% 44.94%  99.17%  88.81%      28.39%      92.82%   71.78%
            --------------------------------------------------------------------------------------------------------------------
>640 =<660     305    75,586,539    17.31% 247,825  6.464%  650  82.85% 46.08%  96.93%  86.07%      20.82%      86.10%   72.30%
            --------------------------------------------------------------------------------------------------------------------
>660 =<680     255    61,984,683    14.20% 243,077  6.319%  669  83.66% 45.34%  94.17%  82.64%      19.97%      89.66%   79.45%
            --------------------------------------------------------------------------------------------------------------------
>680 =<700     157    44,437,738    10.18% 283,043  6.199%  690  83.32% 43.17%  97.06%  83.28%      16.99%      79.80%   79.46%
            --------------------------------------------------------------------------------------------------------------------
>700 =<750     214    60,544,229    13.87% 282,917  6.297%  719  84.20% 45.43%  94.06%  82.23%      12.81%      76.12%   78.98%
            --------------------------------------------------------------------------------------------------------------------
>750            69    20,674,002     4.73% 299,623  6.299%  768  85.04% 43.89%  94.35%  82.49%       8.25%      71.72%   82.63%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL        1,801   436,653,983  100.000% 242,451  6.549%  657  82.88% 45.14%  96.59%  86.01%      25.89%      87.96%   75.84%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    IO ONLY PRINCIPAL BUCKET
--------------------------------------------------------------------------------------------------------------------------------
                      DEAL SIZE                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            -----------------------------  WA LOAN  ----------------------------------------------------------------------------
UPB         # LOANS    BALANCE       %     BALANCE   WAC   FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC  LTV =>80
--------------------------------------------------------------------------------------------------------------------------------

=<50             6       254,810     0.06%  42,468  7.108%  657  83.51% 47.22%  66.64%  84.30%      17.02%     100.00%   82.98%
            --------------------------------------------------------------------------------------------------------------------
>50 =<75        68     4,474,015     1.02%  65,794  7.071%  640  80.86% 44.37%  92.39%  85.00%      18.71%      98.52%   88.07%
            --------------------------------------------------------------------------------------------------------------------
>75 =<100       89     7,864,164     1.80%  88,361  7.060%  643  83.48% 43.62%  95.63%  86.33%      22.92%      98.95%   75.27%
            --------------------------------------------------------------------------------------------------------------------
>100 =<500   1,531   356,782,977    81.71% 233,039  6.563%  653  83.18% 45.42%  96.18%  85.91%      26.23%      88.97%   77.44%
            --------------------------------------------------------------------------------------------------------------------
>500 =<600      56    30,508,649     6.99% 544,797  6.385%  671  83.82% 46.17%  98.30%  75.47%      23.64%      80.19%   87.77%
            --------------------------------------------------------------------------------------------------------------------
>600 =<700      29    19,184,000     4.39% 661,517  6.515%  674  83.90% 41.31% 100.00%  96.46%      24.08%      71.54%   59.18%
            --------------------------------------------------------------------------------------------------------------------
=>700           22    17,585,368     4.03% 799,335  6.201%  697  74.29% 42.58% 100.00%  95.02%      28.09%      91.04%   37.82%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL        1,801   436,653,983  100.000% 242,451  6.549%  657  82.88% 45.14%  96.59%  86.01%      25.89%      87.96%   75.84%
--------------------------------------------------------------------------------------------------------------------------------

* IN $1,000

ALL AVERAGE ARE WTG AVERAGES.

[BANC OF AMERICA SECURITIES LOGO](TM)                             FFMLT 2005-FF5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

----------------------------------
                    FIRST FRANKLIN
----------------------------------
     FICO avg             651
----------------------------------
    FICO stdev          49.521
----------------------------------
   FICO < 560%          2.49%
----------------------------------
     CLTV avg           83.84%
----------------------------------
    CLTV >80%           39.06%
----------------------------------
    SS CLTV %           92.07%
----------------------------------
    Full Doc %          98.55%
----------------------------------
   Loan Bal avg       $194,172.84
----------------------------------
      DTI %             43.39%
----------------------------------
     DTI >45%           50.01%
----------------------------------
     Purch %            58.80%
----------------------------------
    Cash Out %          36.96%
----------------------------------
      Fxd %             10.40%
----------------------------------
  3 yr ARM >= %         22.39%
----------------------------------
     WAC avg            6.784%
----------------------------------
    WAC stdev            0.901
----------------------------------
     1st Lien           100.00%
----------------------------------
       MI %                0
----------------------------------
       CA %             34.38%
----------------------------------
   Invt Prop %           2.89%
----------------------------------
       IO %             56.57%
----------------------------------
     2yr IO%             0.00%
----------------------------------
IO non-Full Doc %        6.81%
----------------------------------
   Multi-Fam %           4.89%
----------------------------------
    Prim Occ %          96.66%
----------------------------------

---------------------------------------------------------------------------------------
                                       WA SS                                      INVT
ORIGINATOR/SOURCE   WA LTV   WA CLTV    CLTV   FICO    WAC    % BAL.   PURCH %   PROP %
---------------------------------------------------------------------------------------

First Franklin       83.84    83.84    92.07    651   6.784   100.00    58.80     2.89
---------------------------------------------------------------------------------------
   TOTAL             83.84    83.84    92.07    651   6.784   100.00    58.80     2.89
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                      1ST    % WITH            FULL                    DTI%
ORIGINATOR/SOURCE   LIEN %   S.2NDS    CA%    DOC %    IO%     DTI%   > 45
---------------------------------------------------------------------------

First Franklin      100.00    43.11   34.38   75.78   56.57   43.39   50.01
---------------------------------------------------------------------------
   TOTAL            100.00    43.11   34.38   75.78   56.57   43.39   50.01
---------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                   WA SS                                        INVT
DOCUMENTATION   WA LTV   WA CLTV    CLTV   WAFICO    WAC    % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------------

Full             82.52    82.52    93.14     647    6.685    75.78    66.11     3.50
-------------------------------------------------------------------------------------
Non-Full         87.98    87.98    88.76     661    7.094    24.22    35.91     0.99
-------------------------------------------------------------------------------------
   TOTAL         83.84    83.84    92.07     651    6.784   100.00    58.80     2.89
-------------------------------------------------------------------------------------

------------------------------------------------------------------------
                  1ST    % WITH            FULL                     DTI%
DOCUMENTATION   LIEN %   S.2NDS    CA%     DOC %    IO%     DTI%    > 45
------------------------------------------------------------------------

Full            100.00    55.62   35.11   100.00   65.67   44.03   53.52
------------------------------------------------------------------------
Non-Full        100.00     3.96   32.11     0.00   28.13   41.37   39.02
------------------------------------------------------------------------
   TOTAL        100.00    43.11   34.38    75.78   56.57   43.39   50.01
------------------------------------------------------------------------

ALL AVERAGE ARE WTG AVERAGES.

[BANC OF AMERICA SECURITIES LOGO](TM)                             FFMLT 2005-FF5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------------
                                   WA SS                                        INVT
INTEREST ONLY   WA LTV   WA CLTV    CLTV   WAFICO    WAC    % BAL.   PURCH %   PROP %
--------------------------------------------------------------------------------------

   2-yr IO        0.00     0.00     0.00        0   0.000     0.00     0.00     0.00
--------------------------------------------------------------------------------------
   Other IO      82.88    82.88    94.08      657   6.549    56.57    71.16     2.95
--------------------------------------------------------------------------------------
    Non-IO       85.09    85.09    89.46      643   7.091    43.43    42.69     2.82
--------------------------------------------------------------------------------------
    TOTAL        83.84    83.84    92.07      651   6.784   100.00    58.80     2.89
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                  1ST    % WITH            FULL                      DTI%
INTEREST ONLY   LIEN %   S.2NDS    CA%     DOC %     IO%     DTI%    > 45
-------------------------------------------------------------------------

   2-yr IO        0.00     0.00    0.00     0.00     0.00    0.00    0.00
-------------------------------------------------------------------------
   Other IO     100.00    59.00   48.10    87.96   100.00   45.14   58.22
-------------------------------------------------------------------------
    Non-IO      100.00    22.41   16.52    59.91     0.00   41.11   39.31
-------------------------------------------------------------------------
    TOTAL       100.00    43.11   34.38    75.78    56.57   43.39   50.01
-------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             WA SS                                       INVT
  FICO    WA LTV   WA CLTV    CLTV   WAFICO    WAC    % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------

 0-559     77.53    77.53    78.35     549    7.933     2.49    23.86     0.00
-------------------------------------------------------------------------------
560-599    80.34    80.34    80.72     579    7.468     9.02    19.57     1.51
-------------------------------------------------------------------------------
600-639    83.85    83.85    92.84     619    6.973    32.56    55.03     1.16
-------------------------------------------------------------------------------
640-679    84.38    84.38    93.77     658    6.593    30.01    63.15     3.27
-------------------------------------------------------------------------------
 680>=     85.04    85.04    94.42     717    6.421    25.92    75.50     5.40
-------------------------------------------------------------------------------
 TOTAL     83.84    83.84    92.07     651    6.784   100.00    58.80     2.89
-------------------------------------------------------------------------------

-------------------------------------------------------------------
           1ST     % WITH             FULL                     DTI%
  FICO    LIEN %    S.2NDS    CA%     DOC %    IO%     DTI%    > 45
-------------------------------------------------------------------

 0-559    100.00     3.84    17.34    77.25   26.25   40.77   33.99
-------------------------------------------------------------------
560-599   100.00     1.97    30.38    75.31   37.45   41.92   46.34
-------------------------------------------------------------------
600-639   100.00    47.15    25.31    82.91   55.36   43.50   51.73
-------------------------------------------------------------------
640-679   100.00    49.09    35.40    75.73   60.14   43.84   52.09
-------------------------------------------------------------------
 680>=    100.00    49.20    47.62    66.90   63.54   43.49   48.25
-------------------------------------------------------------------
 TOTAL    100.00    43.11    34.38    75.78   56.57   43.39   50.01
-------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                     WA SS                                        INVT
LOW BALANCE       WA LTV   WA CLTV   CLTV    WAFICO    WAC    % BAL.   PURCH %   PROP %
---------------------------------------------------------------------------------------

less than
   80,000.00       83.89    83.89    90.77     629    7.587     4.74    67.37     7.44
---------------------------------------------------------------------------------------
80,000.01 -
   100,000.00      85.37    85.37    92.52     634    7.338     3.91    63.02     3.91
---------------------------------------------------------------------------------------
over 100,000.01    83.77    83.77    92.12     653    6.719    91.35    58.17     2.61
---------------------------------------------------------------------------------------
   TOTAL:          83.84    83.84    92.07     651    6.784   100.00    58.80     2.89
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                    1ST    % WITH            FULL                    DTI%
LOW BALANCE       LIEN %   S.2NDS    CA%    DOC %    IO%     DTI%    > 45
-------------------------------------------------------------------------

less than
   80,000.00      100.00    34.61    1.30   86.37   16.79   39.70   37.48
-------------------------------------------------------------------------
80,000.01 -
   100,000.00     100.00    35.65    2.38   83.65   21.37   41.33   40.60
-------------------------------------------------------------------------
over 100,000.01   100.00    43.87   37.47   74.89   60.14   43.67   51.06
-------------------------------------------------------------------------
   TOTAL:         100.00    43.11   34.38   75.78   56.57   43.39   50.01
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                   WA SS                                        INVT
LIEN POSITION   WA LTV   WA CLTV    CLTV   WAFICO    WAC    % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------------

      1          83.84    83.84    92.07     651    6.784   100.00    58.80     2.89
-------------------------------------------------------------------------------------
    TOTAL:       83.84    83.84    92.07     651    6.784   100.00    58.80     2.89
-------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                  1ST    % WITH            FULL                    DTI%
LIEN POSITION   LIEN %   S.2NDS    CA%    DOC %    IO%     DTI%    > 45
-----------------------------------------------------------------------

      1         100.00    43.11   34.38   75.78   56.57   43.39   50.01
-----------------------------------------------------------------------
    TOTAL:      100.00    43.11   34.38   75.78   56.57   43.39   50.01
-----------------------------------------------------------------------

                                           [Banc of America Securities LOGO](TM)

FFMLT 2005-FF5

                     ----------------------------------------------------------------------------------
                     % of pool   average LTV   LTV above 80%   LTV above 90%   % full doc   % owner occ
                     ----------------------------------------------------------------------------------

A   FICO below 600     11.51        79.73          49.15            0.00          75.73        98.72
                     ----------------------------------------------------------------------------------
    FICO below 580      7.07        78.24          44.89            0.00          77.77        98.86
                     ----------------------------------------------------------------------------------
    FICO below 560      2.49        77.53          39.48            0.00          77.25       100.00
                     ----------------------------------------------------------------------------------

                     --------------------------------------------------------------------
                     ave wac   % below 100k    % above 500k    % IO   ave DTI   DTI * 45%
                     --------------------------------------------------------------------

A   FICO below 600     7.57        14.14           2.45       35.03    41.67      43.67
                     --------------------------------------------------------------------
    FICO below 580     7.63        15.53           0.00       33.06    41.75      43.40
                     --------------------------------------------------------------------
    FICO below 560     7.93        16.79           0.00       26.25    40.77      33.99
                     --------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                    % of pool   average LTV   FICO **600   FICO **575   % full doc   % owner occ   ave wac
                    --------------------------------------------------------------------------------------

B   LTV above 85%     32.98         95.53        8.86         2.55         55.66        94.58        7.47
                    --------------------------------------------------------------------------------------
    LTV above 90%     21.37         98.73        0.00         0.00         48.89        99.58        7.61
                    --------------------------------------------------------------------------------------
    LTV above 95%     16.51        100.00        0.00         0.00         48.84        99.66        7.69
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                    % below 100k   % above 500k    % IO   ave DTI   DTI * 45%   LTV above 80%   LTV above 90%
                    -----------------------------------------------------------------------------------------

B   LTV above 85%        9.78          7.33       42.72    43.10      48.72         100.00           64.81
                    -----------------------------------------------------------------------------------------
    LTV above 90%       11.18          7.93       40.30    43.36      48.45         100.00          100.00
                    -----------------------------------------------------------------------------------------
    LTV above 95%       12.49          9.02       42.18    43.19      46.96         100.00          100.00
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                % of pool   average LTV   FICO **600   FICO **575   % full doc   % owner occ   ave wac
                --------------------------------------------------------------------------------------

C   DTI > 40%     68.94        84.34         10.54        5.47         78.33        96.96        6.75
                --------------------------------------------------------------------------------------
    DTI > 45%     50.01        84.10         10.05        5.03         81.10        97.00        6.71
                --------------------------------------------------------------------------------------
    DTI > 50%     25.09        82.60          7.54        2.98         93.39        96.56        6.54
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                % below 100k   % above 500k    % IO   ave DTI   DTI * 45%   LTV above 80%   LTV above 90%
                -----------------------------------------------------------------------------------------

C   DTI > 40%       6.67           11.52      62.57    48.70       72.54        38.77           21.86
                -----------------------------------------------------------------------------------------
    DTI > 45%       6.65           10.13      65.86    50.78      100.00        37.43           20.70
                -----------------------------------------------------------------------------------------
    DTI > 50%       6.28            9.60      74.53    53.43      100.00        27.45           14.57
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                       % of pool   average LTV   FICO **600   FICO **575   % full doc   % owner occ   ave wac
                       --------------------------------------------------------------------------------------

D     Non Owner Occ       3.34        83.78          4.42         0.56        91.04         0.00        7.21
                       --------------------------------------------------------------------------------------
      Reduced Docs       24.22        87.98         11.53         5.50         0.00        98.77        7.09
                       --------------------------------------------------------------------------------------
    Loans below 100k      8.44        84.62         19.28        11.67        85.08        93.40        7.48
                       --------------------------------------------------------------------------------------
        IO Loans         56.57        82.88          7.13         3.36        87.96        96.59        6.55
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                       % below 100k   % above 500k    % IO    ave DTI   DTI * 45%   LTV * 80%   LTV > 90%
                       ----------------------------------------------------------------------------------

D     Non Owner Occ        16.68           2.02       57.85    41.55      44.99       65.84        2.66
                       ----------------------------------------------------------------------------------
      Reduced Docs          5.20          12.88       28.13    41.37      39.02       68.80       45.09
                       ----------------------------------------------------------------------------------
    Loans below 100k      100.00           0.00       19.17    40.49      39.39       43.76       28.29
                       ----------------------------------------------------------------------------------
        IO Loans            2.86          15.41      100.00    45.14      58.22       30.03       15.22
---------------------------------------------------------------------------------------------------------

FFMLT 2005-FF5                            [BANC OF AMERICA SECURITIES LOGO] (TM)

---------------------------------------------------------------------------------------------
H   What are top 10 cities and average strats for each
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                                                                     REMAING
    TOP 10 CITIES OF                                                  TERM
    OVERALL POOL       LOANS     BALANCE ($)    BALANCE   RATE (%)   (MONTHS)    LTV    SCORE
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    SAN DIEGO             30    10,699,678.89      1.39     6.37        360     79.10    667
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    LAS VEGAS             45    10,317,847.90      1.34     6.60        360     82.45    652
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    CHICAGO               49     9,884,996.36      1.28     6.96        355     84.17    641
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    MIAMI                 40     9,145,625.24      1.18     6.98        344     83.78    656
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    LOS ANGELES           20     7,553,980.97      0.98     6.39        360     76.20    661
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    SAN JOSE              15     7,243,917.00      0.94     5.83        360     79.48    669
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    CORONA                16     5,486,100.00      0.71     6.08        360     78.52    688
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    CHULA VISTA           13     5,391,250.00      0.70     6.58        360     85.18    688
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    MORENO VALLEY         21     5,336,512.93      0.69     6.33        360     80.06    649
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    HOUSTON               49     5,221,664.68      0.68     7.43        344     85.49    644
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    Other               3677   695,555,463.63     90.12     6.81        359     84.11    650
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    TOTAL:              3975   771,837,037.60    100.00     6.78        359     83.84    651
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I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
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                                                                  % REDUCED                % NON-OWNER   % FICO LESS THAN
    LTV > 90   LOANS     BALANCE ($)    % OF BALANCE   RATE (%)    DOCTYPE    % IO LOANS     OCCUPIED           600
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    LTV > 90    921    164,945,487.97       21.37        7.61       51.11        40.30         0.42             0.00
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J   Whis max LTv fo stated income and minimum FICO for stated income?
    Max LTV for Stated Documentation:          100
    Min Fico for Stated Documentation:         542
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K   What is min FICO for loans above 90% LTV
    Min Fico for ltv greater than 90:          600

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L   Seasoning hisotry - any over 3m?   2 loans, 0.17% of total balance

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